UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1.	Report to Shareholders
Filed herewith.

semi-annual report

  june 30, 2017

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

table of contents

Message from the Chairman	1
Income and Equity Fund	4
Balanced Fund	8
Large Cap Value Fund	12
Mid Cap Value Fund	16
Small Cap Value Fund	20
Schedule of Investments	25
Statement of Assets and Liabilities	44
Statement of Operations	46
Statement of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	58
Directors and Officers	70

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

The bull market continued on the strength of the improving U.S. and global economies. Companies across many sectors cited improving business conditions in support of their willingness to invest in product and geographical expansions, acquisitions, and other growth initiatives. And, though expectations for tax reform and deregulation have faded somewhat, investors seem confident in the prospects for economic growth and rising corporate profits. Market gains were broad-based, with the exception of the Energy sector which lagged due to falling oil prices. Rising crude inventory levels and a rapid increase in U.S. shale oil production triggered renewed fears of oversupply. In May, OPEC, along with Russia and other non-OPEC countries, agreed to continue a production freeze through March 2018 in an effort to hasten the return to more normal inventory levels. More recently, a decline in supply levels suggests that demand may be much stronger than many had forecast.

Economic reports have been broadly positive. In June, the Manufacturing Index rose to its highest level in almost three years; and increases in both production backlogs and export activity point to continued strength. Also, sixteen of the seventeen industries in the services sector expanded. Car sales, while slightly below last year's robust levels, remained strong as auto companies respond to increased demand for trucks and SUVs. Consumer confidence is tracking near post-recession highs, and retail sales increased. Jobs reports also confirmed the health of the U.S. economy as the unemployment rate fell to 4.3% in May, the lowest level since 2001, before rising in June to 4.4%. The Federal Reserve's assessment of the economy remains positive. In commenting on the latest interest rate hike, Fed Chair Janet Yellen stated in June that further rate hikes would be consistent with the transition towards a tighter monetary policy. The Fed also reiterated its intention to closely monitor inflationary developments.

Media attention on the events at home has overshadowed the continued economic improvements in Europe and China. For the first time in several years, Europe outpaced the U.S. in the first half of the year. And, Emmanuel Macron's presidential victory in France, along with the resurgence of support for Angela Merkel ahead of Germany's elections in September, has quelled anti-European Union sentiment. Also, the recent electoral setback for the United Kingdom's Conservative Party raises the prospect for a more moderate approach to upcoming Brexit negotiations. Meanwhile, China's economy continues to expand at nearly 7% annually; Japan and India also posted solid first quarter growth at 1.3% and 6.1%, respectively. And, Brazil appears poised to emerge from recession; the first quarter's –0.4% contraction marked a significant improvement from last year's –5.4% decline.

Many business executives point to growth opportunities as the economy improves. However, market valuations, particularly in the Industrial and Energy sectors, remain somewhat depressed. Indeed, many companies have been under-rewarded for steps they have already taken, including acquisitions, rising sales, and higher earnings. We expect markets will recognize leading companies as the economy strengthens, and that rising investor confidence will encourage a shift towards areas of the market with greater appreciation potential.

Equity Investment Review

All of the major indices reached new record highs during the quarter with the technology-heavy NASDAQ leading the way; mid-cap and small cap stocks lagged. Growth-oriented stocks, even though many of these traded at lofty valuations, outperformed value-oriented stocks. Volatility, as measured by the CBOE Volatility Index, remained near historical lows.

Market Review • June 30, 2017

Index[1]	Close	YTD Price Return
Dow Jones Industrial Average	21,349.63	8.03%
S&P 500® Index	2,423.41	8.24%
NASDAQ	6,140.42	14.07%
Russell Midcap® Index	1,910.05	7.07%
Russell 2000® Index (small cap)	1,415.36	4.29%
	06/30/17	06/30/16
10-Year T-Note Yield	2.31%	1.49%

Data: Bloomberg; Federal Reserve.

Message

from the chairman continued

The lack of market volatility has contributed to the continued momentum of growth stocks, especially for companies with readily identifiable prospects. Among these, the popular FAANG group of stocks has enjoyed a remarkable run. In the second quarter, Facebook gained +6%, Amazon gained +9%, and Alphabet (parent company of Google) gained +10% to soundly beat the broader market's returns. And, although the other members of this group, Apple and Netflix, delivered mediocre second quarter results, they nevertheless gained +24% and +21%, respectively, year-to-date. These FAANG stocks, which represent 10% of the S&P 500® by weight, accounted for 24% of the year-to-date return.

The outlook for further rate hikes benefitted the earnings and growth outlook for Financials. Transportation stocks rose as the industrial economy expanded due, in part, to the recovery in shale-related drilling activity. Energy stocks lagged as West Texas Intermediate crude, the North American benchmark, fell from $53 per barrel in April to a low of $42 in June. Investors are concerned with the increase in U.S. drilling rigs; also, stockpiles remain elevated despite OPEC's decision in May to extend its production freeze agreement into 2018. Most analysts believe the break-even price range for shale oil is $40 to $60 per barrel. Oil prices themselves may be the catalyst to bring supplies into balance as companies will curtail activity until prices recover; indeed, oil prices recovered to $46 by the end of the June.

The impact of these events reflects improving investor sentiment although it has been skewed towards large cap stocks with growth-oriented strategies outpacing value. A more detailed discussion of performance and Fund strategies follows for the Large Cap Value, Mid Cap Value and Small Cap Value Funds.

Fixed Income Investment Review

In June, the Fed, as expected, raised the Federal Funds rate for the third consecutive quarter. The decision reflects the strong labor market, increased business spending and slow but steady economic growth. The Fed anticipates beginning the process of selling its substantial portfolio of bonds accumulated following the financial crisis. Despite the rate increase, the yield on the benchmark 10-year U.S. Treasury Note, which ended the first quarter at 2.40%, fell to a seven-month low of 2.14% in early June before ending the quarter at 2.31%. For now, the strong demand for U.S. Treasuries has more than offset any concerns about future rate increases.

Further information regarding our fixed income strategies is provided in the performance discussion for the Income and Equity and Balanced Funds.

Looking Ahead

Investors may grow increasingly skeptical, given the modest pace of U.S. economic growth, that the bull market will avoid a correction or major recession. Certainly, some stocks in the Technology sector have exceeded their historical valuations; elsewhere, though, many companies remain undervalued and overlooked. Today's market characteristics, such as low interest rates, low inflation and the lack of investor exuberance, are not consistent with the normal signs of a market nearing a severe correction.

Several factors, including an improving economic outlook, the disciplined approach shown by many companies in pursuing growth strategies, and investment-friendly monetary policies across the globe, support a more optimistic view of the market. A recent report from the Organization for Economic Cooperation and Development ("OECD"), which tracks economic growth of forty-five countries, reinforces this outlook. The OECD report states that, for the first time in ten years, all of the countries are on track to grow this year. This report is consistent with the International Monetary Fund ("IMF") which expects 3.5% growth in economic output in 2017 compared to 3.2% in 2016. The IMF projects 3.6% growth in 2018. Certainly, other catalysts could also accelerate growth and provide market momentum.

Investors, while continuing to closely monitor political events in Washington, have seemingly put aside any expectations with respect to legislative action until more concrete developments emerge. Any eventual reforms, for taxes or health care, could provide a stimulus; but, at this point, the markets seem to no longer anticipate such results. Infrastructure spending, another expected growth driver, also faces an uncertain future; even so, spending at the state level continues to increase. Also, the administration's efforts at deregulation may benefit companies by encouraging business expansion and lowering costs.

Message

from the chairman continued

Uncertainties are always possible; however, our strategy of selecting market-leading yet undervalued companies provides a level of confidence that each company's management team will pursue opportunities and respond well to unforeseen events. As contrarians, we seek out companies, and market sectors, that are undervalued and largely overlooked despite prospects for long-term growth. We believe that, as the economy continues to expand, investors will increasingly focus on overlooked sectors of the market to identify stocks with significant appreciation potential.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell Indices are unmanaged, market-weighted indices. The Russell Midcap® Index measures the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index measures the stocks of the 2,000 smallest publicly traded companies of the Russell 3000® Index. These indices are not available for direct investment.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading.

Pacific Advisors

  Income and Equity Fund

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/17 based on total investments)

1.	Corporate Bonds	47.56%
	Equities	48.08%
2.	Consumer Staples	7.35%
3.	Industrials	6.84%
4.	Information Technology	5.75%
5.	Financials	5.33%
6.	Consumer Discretionary	5.21%
7.	Health Care	5.05%
8.	Utilities	4.17%
9.	Others	8.38%
10.	Preferred Stock	4.36%
Total Returns (For the six months ended 06/30/17)
Class A	0.11%
Class C	–0.25%

Barclays Capital U.S. Intermediate Corporate Bond Index[1]	2.67%
S&P 500® Index[1]	9.34%

Current expense ratio: net 3.01% (A), 3.75% (C); gross 3.75% (A), 4.49% (C). Prospectus expense ratio: net 2.88% (A), 3.64% (C); gross 3.63% (A); 4.39% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is annualized for the year-to-date as of 06/30/17. "Prospectus" expense ratio is for the fiscal year ended 12/31/16.

Discussion with Portfolio Managers  August 24, 2017

Charles Suh, CFA and Jingjing Yan, CFA

Fund Strategy

The Fund employs a conservative strategy that seeks to achieve total return through current income and capital appreciation. The Fund's fixed income holdings, typically investment-grade bonds and preferred stocks, are actively managed to seek the greatest income and return potential while minimizing risk. The Fund's equity holdings range from 20% to 40% of assets, or more, depending upon economic and market conditions. When interest rates are low and the economic outlook is optimistic, the Fund's equity allocation generally increases above 40% to capture dividend income as well as opportunities for price appreciation. Equity investments are selected based upon a history of price stability, long-term growth potential and attractive dividend income.

Fund Performance

During the first half of 2017, Class A shares of the Fund rose 0.11% to underperform both its fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (+2.67%) and its equity benchmark, the S&P 500® Index (+9.34%). The Fund's fixed income holdings, and equity holdings, differ from their respective benchmarks; in particular, the performance of the S&P 500® was dominated by the five FAANG stocks (Facebook, Apple, Amazon, Netflix and Google). The Fund's mix of fixed income and equity investments suggests that a blended return of its benchmarks provides an appropriate performance comparison: through June, the blended return1 was 5.86%. The Fund maintained substantially lower volatility than the benchmark as demonstrated by the Fund's one-year beta, as of June 30, of 0.402 while the equity holdings' dividend yield (+3.11%) exceeded the yield of the fixed income benchmark (+2.72%).

What Helped/Hurt Performance3

The Fund's top equity contributors to returns were Coach, Abbvie, and Honeywell International. Luxury accessory designer Coach gained 37% after reporting better than expected earnings and its announced acquisition of competitor Kate Spade. Pharmaceutical company Abbvie rose 18% as worldwide sales of its best-selling drug Humira increased 15%. Honeywell International gained 16% and hit a record high during the period due to higher-than-anticipated sales in its aerospace and energy businesses.

The Fund's most significant detractors from returns were Schlumberger, Kroger, and Target. Oilfield services provider Schlumberger fell 21% as the cost of reactivating equipment idled by low oil prices hurt margins, and seasonal activities in China, Russia, and the North Sea declined more than expected. Despite an increase in overall sales, food retailer Kroger declined 32% due to increased competition and lower operating margins. And, big-box retailer Target fell 26% as sales at brick-and-mortar locations decreased; the company plans to introduce 12 exclusive brands by the end of 2018 as part of its strategy to increase in-store traffic.

Several of the Fund's corporate bonds were called in as issuers retired debt or refinanced bonds at lower rates. The Fund reinvested the proceeds in similar investment-grade bonds of high quality companies,

1  Blended return calculated from the benchmark index returns based on ratio of stocks to fixed-income securities in the Fund's portfolio as of the end of the period.

2  "Beta" measures volatility relative to the stock market (here, the S&P 500® Index) or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Income and Equity Fund continued

such as Tech Data Corp. 3.70% maturing in 2022, and bonds with interest rates that adjust if not called. For example, the Fund purchased a 5-year 3% Jeffries Group LLC bond; the step-up bond, which will provide a 3.19% yield to a 2020 call date; if not called, the yield will adjust to 3.55%. The Fund also holds fixed-to-floating rate preferred stock in several Financials sector firms. These investments provide both principal protection as well as attractive yield; the coupon rate changes to a floating rate at a predetermined dates if the stock is not called.

The Fund's fixed income allocation continued to invest primarily in short-to-intermediate-term bonds (maturing in five years or less) which help preserve principal and lower price volatility. The holdings maintained a weighted average duration (2.16 years as of June 30) that was significantly shorter than the 4.5 year weighted average duration of the benchmark, an unmanaged bond portfolio. Duration measures a portfolio's sensitivity to interest rate movements; when rates increase by 1%, the value of a portfolio with a 4-year duration would decrease by approximately 4%.

Looking Ahead

For the remainder of the year, we anticipate that investors will closely watch the pace of U.S. economic growth, interest rates and market volatility. The Fund's focus on shorter-term bonds may contribute to periods of underperformance; yet these bonds, especially the holdings with step-up or floating rate features, provide flexibility as interest rates change. The Fund anticipates gradually lengthening the average duration of its bond portfolio as rates trend higher. The Fund will continue to identify stocks which present opportunities for price appreciation as well as dividend increases; though, as rates rise, the Fund may decrease the equity allocation and capture higher interest rates by gradually increasing the average maturity of its fixed income holdings.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expense Paid During Period 01/01/17 – 06/30/17
Income & Equity Fund Class A
Actual	$1,000.00	$1,001.10	$14.93
Hypothetical (5% return before expense)	$1,000.00	$1,009.87	$15.00
Income & Equity Fund Class C
Actual	$1,000.00	$997.50	$18.57
Hypothetical (5% return before expense)	$1,000.00	$1,006.20	$18.65

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.01% for Class A shares and 3.75% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade U.S. corporate
Strategy:  bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/17 based on total investments)

	Equities	70.81%
1.	Industrials	14.52%
2.	Consumer Discretionary	13.26%
3.	Information Technology	13.18%
4.	Financials	12.35%
5.	Health Care	7.20%
6.	Energy	4.83%
7.	Consumer Staples	3.89%
8.	Telecommunication Services	1.58%
9.	Corporate Bonds	27.36%
10.	Preferred Stock	1.83%
Total Returns (For the six months ended 06/30/17)
Class A	2.47%
Class C	2.00%
S&P 500® Index[1]	9.34%
Barclays Capital U.S. Int Corp Bond Index[1]	2.67%

Current expense ratio: 4.65% (A); 5.39% (C). Prospectus expense ratio: 4.50% (A); 5.25% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is annualized for the year-to-date as of 06/30/17. "Prospectus" expense ratio is for the fiscal year ended 12/31/16.

Discussion with Portfolio Managers  August 24, 2017

Charles Suh, CFA and Jingjing Yan, CFA

Fund Strategy

The Fund is designed for investors seeking to participate in the equity markets with reduced volatility. The Fund's strategy combines high-quality stocks across all market capitalizations with investment-grade corporate bonds. We identify leading, well-managed companies that generate high returns on capital and consistent earnings over a full economic cycle. We look to purchase stocks at a discount to our internal price targets with the expectation that, as the companies' growth strategies unfold, the stocks will appreciate over the medium-to-long-term. The Fund may experience periods of underperformance when short-term market trends overshadow long-term outlooks; yet, over time, performance should reflect the strength of these companies as they demonstrate the ability to grow through various economic and business cycles.

We manage the Fund's asset allocation based on our assessment of risk-appropriate investments in the context of the overall economic, market, and interest rate outlook. This balanced approach enables the Fund to take advantage of specific growth opportunities while reducing overall risk.

Fund Performance

During the first half of 2017, Class A shares of the Fund gained 2.47% to underperform the Fund's equity benchmark, the S&P 500® Index (+9.34%); the Fund performed roughly in-line with its fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (+2.67%). The Fund's equity allocation benefitted from strong gains in Industrials and Health Care holdings. In contrast, Energy holdings substantially impacted performance. The sector suffered from falling oil prices as global supplies of crude exceeded demand; OPEC's agreement in May, which extended production cuts by nine months, failed to stem the decline. Meanwhile, the Fund's fixed income holdings remained concentrated in investment-grade issuers and shorter-term maturities (less than five years); the fixed income portion of the Fund added to performance but lagged its benchmark which contains bonds with longer maturities.

What Helped/Hurt Performance1

The Fund's top contributors to returns were Triton International, Conn's, and Cerner. Triton, the world's largest intermodal container leasing company, rose 119% as global trade rebounded and lease rates improved. The company's merger with TAL International, which was announced during a market downturn in 2015, was well timed; its scale and cost structure effectively position the combined company to expand market share at the expense of smaller competitors with fewer financial and operating resources. Conn's, a specialty retailer that provides in-store financing, gained 51% as higher margins and more strict underwriting standards provided confirmation of the company's turnaround. The company plans to maintain retail sales and improve credit performance while slowing new store growth. Cerner, the leading healthcare IT services provider, rose 40% with continued growth in revenues and new orders. The company is leading the digital revolution for hospitals and health care clinics; its contract to overhaul the Department of Defense's health care records to an electronic system went live in February, 2017.

The Fund's most significant detractors to returns were Team, Hornbeck Offshore Services, and Tractor Supply. Team, an industrial services provider, declined 40% as petrochemical and refinery customers continue to defer maintenance work. We believe, though, that the stock may rebound as oil prices stabilize; moreover, refinery maintenance schedules are often mandated by regulatory requirements. Hornbeck, which operates support vessels to the offshore oil industry, fell 61% as investors seemingly abandoned

1  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Balanced Fund continued

the prospects for a recovery in offshore drilling activity. Yet, many projects in the Gulf of Mexico, where the company primarily operates, are economic at oil prices as low as $40 per barrel. Most analysts expect oil prices to remain in a range of $40 to $60 per barrel; these prices should support an eventual resumption in offshore activity. Tractor Supply, a retailer catering to the rural lifestyle, fell 28% as a decline in same store sales impacted revenues and earnings; mild winter weather resulted in heavy discounts for excess inventory. Temporary weather impacts aside, the company's growth plans include a nearly 50% expansion from the current base of 1630 stores nationwide.

During the period, the Fund trimmed its holdings in Triton International, Idexx Laboratories, and East West Bancorp following their significant price gains. Our risk management process actively manages exposure to individual holdings as they approach our estimation of fair value. Still, we believe each of these companies maintains a favorable fundamental outlook and, therefore, the Fund continues to hold the positions for their long-term appreciation potential. The Fund did not add any new equity positions, or liquidate any existing equity positions during the period.

Looking Ahead

The equity bull market is poised to continue as economic growth accelerates in the U.S. and around the world. Stocks in certain industries, such as Information Technology, are trading well above historic valuations; stocks in other sectors, such as Retailers and Energy, though, have largely been ignored. This disparity provides opportunities for active managers to identify undervalued companies that offer the potential to outperform. Here, Fund holdings include O'Reilly Automotive, an auto parts retailer that serves both professional and do-it-yourself customers, and Core Laboratories, an energy services company that provides analytics and technologically advanced tools to assist oil companies in maximizing production from complex geologies. Meanwhile, the Fund's fixed income strategy will continue to identify attractively priced investment-grade bonds while maintaining its concentration in shorter-term maturities.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expense Paid During Period 01/01/17 – 06/30/17
Balanced Fund Class A
Actual	$1,000.00	$1,024.70	$23.34
Hypothetical (5% return before expense)	$1,000.00	$1,001.74	$23.08
Balanced Fund Class C
Actual	$1,000.00	$1,020.00	$27.00
Hypothetical (5% return before expense)	$1,000.00	$998.07	$26.70

4  Expenses are equal to the Fund's annualized expense ratio of 4.65% for Class A shares and 5.39% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500® Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/17 based on total investments)

	Equities	100.00%
1.	Information Technology	21.94%
2.	Consumer Discretionary	19.40%
3.	Industrials	18.18%
4.	Consumer Staples	17.54%
5.	Financials	17.26%
6.	Health Care	4.14%
7.	Energy	1.51%
8.	Materials	0.03%
Total Returns (For the six months ended 06/30/17)
Class A	6.67%
Class C	6.30%

S&P 500® Index	9.34%

Current expense ratio: net 3.77% (A), 4.50% (C); gross 4.52% (A), 5.24% (C). Prospectus expense ratio: net 3.85% (A), 4.59% (C); gross 4.60% (A); 5.34% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 06/30/17. "Prospectus" expense ratio is for the fiscal year ended 12/31/16.

Discussion with Portfolio Manager  August 24, 2017

Samuel C. Coquillard

Fund Strategy

The Fund uses a value-oriented, focused portfolio strategy (34 holdings as of 06/30/17) to invest in more conservative, less volatile U.S. stocks that pay attractive dividends. The Fund seeks to achieve long-term capital appreciation with reduced volatility. Holdings concentrate on mega-cap stocks of well-managed companies with dominant market positions, strong financials, and track records of steady growth. The weighted average market capitalization of Fund holdings ($217 billion as of 06/30/17) is five times larger than the average of the benchmark S&P 500® Index. The mega-cap emphasis helps achieve stable total returns with less volatility than the broader market; as of June 30th, the Fund's one-year beta1 of 0.95 remains consistently below the Index. The weighted average dividend yield was 1.97%; several holdings, including Coca-Cola, ExxonMobil, General Electric (GE), International Business Machines (IBM), Intel, MetLife, Proctor & Gamble, and UPS, paid dividends in excess of 2.90%.

Fund Performance

During the first half of the year, Class A shares gained 6.67% compared to the S&P 500® Index's gain of 9.34%. The Fund's conservative, value-oriented strategy performed reasonably well in comparison to its benchmark. Underperformance during the period reflected the Fund's lack of concentration in the outperforming FAANG (Facebook, Amazon, Apple, Netflix and Google) stocks which accounted for one third of the S&P 500® Index's performance. The Fund benefitted from holdings in several of these companies; others, though, are high growth stocks which would be inconsistent with the Fund's investment approach. Also, the Fund's sector allocations varied from the benchmark. Specifically, the Fund's allocation to Restaurants, Specialty Retail, and Industrials companies during the period helped performance while the Fund's underallocation to the Health Care sector hurt performance.

Underperformance relative to the benchmark is not unexpected as the Fund's positioning in mega-cap holdings is suitable for investors who want to participate in the equity markets but incur lower volatility. The Fund will typically lag its benchmark during a strong bull market and outperform during a correction or bear market.

What Helped/Hurt Performance2

The Fund's top three contributors to returns during the second half were McDonald's, Oracle, and Illinois Tool Works. McDonald's gained 26% during the period as efforts to update its menu and dining experience led to sales growth, higher guest counts and increased earnings per share. Enterprise software and database company Oracle rose 30% as the company's Cloud-based revenues rose 58%; the "hyper-growth" of its Software as a Service and Platform as a Service business is expanding operating margins. Illinois Tool Works, which manufactures industrial products and equipment, gained 17% after reporting record earnings; the company raised its earnings and profit margin guidance for the year.

The Fund's bottom three detractors to returns were GE, Sysco, and IBM. Industrial company GE continues to transition operations to focus on aviation, power generation, health care, oil and gas, and various other products; the stock fell over 14% as the company reported flat earnings and negative cash

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Large Cap Value Fund continued

flows from industrial operations. Sysco, which distributes food products to the foodservice industry in the U.S. and overseas, reported earnings in line with expectations; the stock lost 9% late in the quarter due to concerns over weakening demand. IBM fell 7% after reporting lower revenues, operating margins and earnings per share; revenues for the Cognitive Solutions business, including Watson-related software, rose 2%.

During the period, the Fund realized gains by selling a portion of its holdings in both Wells Fargo and IBM; no new positions were established.

Looking Ahead

We expect Fund holdings to benefit as the U.S. and global economies expand. Economic data, such as job creation, wage growth, consumer spending, and housing, remain encouraging. Meanwhile, interest rates may begin to rise in response to the Federal Reserve's rate hikes. During the first six months of the year, the U.S. dollar declined against other major currencies; the more favorable exchange rate should boost earnings from international operations. The markets will also be focused on the outlook for legislative actions aimed to lower the corporate tax rate for companies repatriating funds to the U.S. If enacted, the program would be especially significant for the Fund's mega cap companies which hold substantial cash in offshore accounts. Together, these factors provide the basis for revenue and earnings growth. The Fund, with considerable holdings in well-known market leaders, should benefit as investors favor companies with strong domestic and international operations that are positioned to participate from economic expansion.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expense Paid During Period 01/01/17 – 06/30/17
Large Cap Value Fund Class A
Actual	$1,000.00	$1,066.70	$19.32
Hypothetical (5% return before expense)	$1,000.00	$1,006.10	$18.75
Large Cap Value Fund Class C
Actual	$1,000.00	$1,063.00	$23.02
Hypothetical (5% return before expense)	$1,000.00	$1,002.48	$22.34

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.77% for Class A shares and 4.50% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time
Strategy:  of purchase, within the market cap range of companies in the Russell Midcap® Index.1

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/17 based on total investments)

	Equities	100.00%
1.	Industrials	39.74%
2.	Consumer Discretionary	32.24%
3.	Energy	8.73%
4.	Financials	7.92%
5.	Information Technology	3.62%
6.	Health Care	3.21%
7.	Consumer Staples	2.51%
8.	Materials	2.03%
Total Returns (For the six months ended 06/30/17)
Class A	–3.31%
Class C	–3.65%

Russell Midcap® Index	7.99%

Current expense ratio: 4.84% (A); 5.59% (C). Prospectus expense ratio: 4.74% (A); 5.54% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is annualized for the year-to-date as of 06/30/17. "Prospectus" expense ratio is for the fiscal year ended 12/31/16.

Discussion with Portfolio Manager  August 24, 2017

George A. Henning

Fund Strategy

Mid-cap companies provide distinctive advantages for long-term investors by combining the strategic flexibility of smaller businesses with the economies of scale typically enjoyed by large corporations. The Fund uses a fundamental, bottom-up strategy to identify leading mid-cap companies with attractive opportunities for long-term appreciation. Our focused, value-oriented approach selects approximately 30 to 40 stocks; we expect to hold each investment for 3 to 5 years, or longer. Our long-term investment horizon and focus on well-managed, industry-leading companies with opportunities for substantial share price appreciation typically reduces turnover and minimizes the realization of short-term gains. As of the period end, the Fund's annualized turnover rate of 17% was consistent with its five-year average annual turnover rate of 19.8%1.

Fund Performance

Following 2016, when the Fund's 14.59% gain outperformed the benchmark Russell Midcap® Index's 13.80% gain, Class A shares declined 3.31% in the first half of 2017 to underperform the benchmark's 7.99% gain. The Fund's underperformance resulted from several factors including the downturn in energy stocks; a decline in investor expectations for legislative action; concerns that several Fund holdings would suffer due to competition from Amazon; and temporary setbacks for several companies. The Fund anticipates improving performance in the second half of the year. The holdings with company-specific challenges are likely to realize the benefits of corrective actions. The stocks which were impacted by the presumed Amazon threat should recover as investors acknowledge that these companies offer vital services which offset online price discounts; and, these companies have already withstood several years of online competition.

The Fund is actively positioned toward companies and sectors, including Industrials and specialty retailers, that will respond well to economic growth. The Fund's sector allocation notably differs from the benchmark as the Fund uses a bottom-up investment process to identify the best long-term opportunities. Typically, Fund holdings represent different sector allocations than those in the Index; for example, certain sectors, such as Technology, Financials, Real Estate, Health Care and Utilities cumulatively represent more than 40% of the benchmark as of June 30th; in contrast, these sectors represent 10% of the Fund while Industrials, Retail, Energy, and other value-oriented sectors represent over 80% of Fund holdings. This variance from the benchmark can lead to Fund underperformance during periods, such as the recent period, when investors remain cautious.

What Helped/Hurt Performance2

The Fund's top contributors to returns during the first half of the year were Conn's, PVH, and Graco. Conn's, a specialty retailer, rose 51% as improved operating results underscored the company's turnaround. In particular, the company reported improved credit performance, higher finance charges, and lower borrowing costs. PVH, owner of Calvin Klein and Tommy Hilfiger, rose 27% on strong international sales for these flagship brands and an improving economic outlook in Europe. The Tommy Hilfiger brand is especially popular in both Europe and China. Graco, which manufactures equipment to dispense fluids and coatings for industrial applications, gained 33% as the company reported sales growth in every geographic region and business segment, and increased gross profit margins.

1  Annual turnover: 13% (2016); 25% (2015); 22% (2014); 15% (2013); and 24% (2012).

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Mid Cap Value Fund continued

The Fund's most significant detractors to returns were Helix Energy Solutions Group, Chicago Bridge & Iron, and Noble. Helix declined 36% as investor sentiment soured on the offshore oilfield services sector. The company, though, is advantageously positioned as the low-cost leader for well intervention projects; its specialized vessels can produce cost savings in excess of 30% compared to traditional drilling rigs. Chicago Bridge & Iron, an engineering and construction services firm, fell 37% following the disclosure of cost overruns on construction projects. The company continues to receive significant new business contracts, but shares will likely remain under pressure until resolution of the troubled projects. Noble, an offshore drilling contractor, lost 39% as investors discounted prospects for a recovery in offshore activity. Still, most deep-water projects are profitable at current oil prices; we believe, therefore, that the long-term strategies of major oil producers will likely include both shale oil and deepwater wells.

During the period, the Fund added new positions in Core Laboratories, TechnipFMC, and Monro Muffler Brake. Core Laboratories utilizes advanced technologies to help shale oil producers analyze and maximize profitability from oil wells. TechnipFMC manufactures equipment for, and provides engineering and construction services to, energy companies. The industry leader is well-positioned for the eventual recovery in onshore and offshore projects. Monro Muffler is the nation's largest chain store of automotive repair and tire services. The company is rapidly consolidating and should benefit from favorable trends including an increase in the average age of automobiles. The Fund liquidated holdings in GameStop, W.W. Grainger, and Stericycle to focus on companies with more immediate prospects for price appreciation.

Looking Ahead

The market momentum that drove performance in the second half of 2016 faltered in 2017 as investors reassessed their outlook for President Trump's pro-growth legislative agenda. Nevertheless, the global economy continues to grow and companies are reporting improving sales and earnings. The Fund, which is actively positioned in areas such as manufacturing, construction, and transportation, should benefit in the second half of the year as Fund holdings experience stronger demand for their goods and services. Oil prices, meanwhile, appear to have settled within a range of $40 to $60 per barrel; these levels should enable major oil and gas companies to move forward with operating and capital spending plans that were delayed during the energy downturn. During the first half of the year, investor sentiment focused primarily on technology and financial sectors; many of these stocks are now approaching, or above, fair value. We anticipate that Fund holdings which demonstrate improving financial results will attract the interest of investors search for new opportunities.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expense Paid During Period 01/01/17 – 06/30/17
Mid Cap Value Fund Class A
Actual	$1,000.00	$966.90	$23.60
Hypothetical (5% return before expense)	$1,000.00	$1,000.79	$24.01
Mid Cap Value Fund Class C
Actual	$1,000.00	$963.50	$27.21
Hypothetical (5% return before expense)	$1,000.00	$997.07	$27.68

3  Expenses are equal to the Fund's annualized expense ratio of 4.84% for Class A shares and 5.59% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies which are, at the time of
Strategy:  purchase, not greater than the highest market capitalization of companies within the Russell 2000® Index1. Generally invests a significant proportion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index1 (which are often referred to as "micro-cap" stocks).

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/17 based on total investments)

	Equities	100.00%
1.	Industrials	46.52%
2.	Consumer Discretionary	21.46%
3.	Energy	17.12%
4.	Financials	8.07%
5.	Consumer Staples	6.82%
Total Returns (For the six months ended 06/30/17)
Class A	–5.25%
Class C	–5.61%
Class I	–5.16%

Russell 2000® Index	4.99%

Current expense ratio: 4.06% (A); 4.81% (C); 3.84% (I). Prospectus expense ratio: 4.19% (A); 4.95% (C); 3.93% (I).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Rankings shown are for Class A shares; rankings for other share classes may be different. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks.

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. The Russell Microcap® Index is an unmanaged, market capitalization weighted measure of the 1,000 smallest publicly traded companies within the Russell 2000® Index, plus the next smallest 1,000 U.S. based listed stocksIt is not possible to invest directly in either Index.

2  "Current" expense ratio is annualized for the year-to-date as of 06/30/17. "Prospectus" expense ratio is for the fiscal year ended 12/31/16.

Discussion with Portfolio Manager  August 24, 2017

George A. Henning

Fund Strategy

The Fund employs a value-oriented approach to identify when high-quality, well-managed companies with attractive growth outlooks become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund takes a business ownership view in seeking to identify stocks that are undervalued or temporarily out-of-favor and have a catalyst for multi-year growth. The Fund focuses on a limited number of small cap stocks (typically 25 to 50 holdings), including a significant number of micro-cap stocks which tend to attract limited analyst attention. Investing in small and micro-cap stocks may contribute to above-average volatility; yet, smaller, well-positioned companies can provide superior long-term results. Partly due to the strategic allocation to undervalued micro-cap stocks, the Fund's one-year beta1 was 1.42, as of June 30th, in comparison to the Russell 2000® Index.

Fund Performance

Class A shares declined 5.25% in the first half of 2017, compared to a 4.99% gain for the Russell 2000® Index. The Fund's strong 2016 performance (+27.08%) compared to the benchmark's gain of 21.31% carried over into the first part of the year. Then, as investors became concerned that the new administration's legislative action might be delayed, they shifted toward the market's more conservative sectors. This rotation significantly impacted performance since the Fund is underweighted in Financials, Health Care and Information Technology, three of the benchmark's four largest sectors. During the period, Health Care and Information Technology accounted for nearly 90% of the benchmark's return. The Fund's overweighted allocation to the Energy sector underperformed; holdings experienced significant selling pressure as oil prices re-entered a bear market. The Fund is positioned in favor of areas such as transportation, manufacturing, construction, and energy services that are directly tied to economic growth. Company fundamentals for many of the Fund's holdings in these sectors improved markedly during the period as industrial activity strengthened; despite these operating results, stock price performance remained lackluster.

What Helped/Hurt Performance2

The Fund's top contributors to returns during the first half of the year were Triton International, Conn's, and North American Energy Partners. Triton International, the world's largest intermodal container leasing company, rose 119% as operating results demonstrated the company's market-leading scale and cost structure. Increased shipping volumes and rising steel prices contributed to higher lease rates; management expects favorable market conditions to continue as the supply/demand balance for containers remains tight. Conn's, a specialty retailer, soared 51%; improved credit performance, a favorable rate for its latest securitization of credit receivables, and the introduction of a partnership offering a lease-to-own platform underscore the company's impressive turnaround. The results validated management's decision to slow new store growth while focusing on credit operations and maintaining retail profits. North American Energy Partners rose 15% as prospects for Canadian oil sands activity improved. In February, the civil and industrial contractor renewed a 5-year master services agreement with a major oil sands operator.

The Fund's most significant detractors to returns were Matrix Service, Team, and Hibbett Sports. Matrix, an industrial construction contractor, fell 59% after the company warned about losses on a large project that had experienced significant cost overruns. These episodes, while not unusual in the engineering

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Small Cap Value Fund continued

and construction industry, can weigh on the share price until resolved. In July, the company announced an agreement with the customer that is not expected to negatively impact future earnings. Team, an industrial services provider, declined 40% as petrochemical and refinery customers continue to defer maintenance work. We believe, though, that the stock may rebound as oil prices stabilize; moreover, refinery maintenance schedules are often mandated by regulatory requirements. Hibbett, a sporting goods retailer focused on small town markets, dropped 44%. Sentiment soured as same store sales declined; also, Nike announced an agreement with Amazon which investors believed would hurt brick-and-mortar stores. Nike's strategy, though, by introducing a limited product line on Amazon, will minimize the risk of becoming overly reliant on one distributor while exerting greater control over online merchandizing. In July, Hibbett launched a fully-integrated e-commerce strategy to provide a seamless shipping experience.

During the period, the Fund trimmed holdings in Triton International, North American Energy Partners, East West Bancorp, and Rush Enterprises following significant price gains. The Fund's risk management process actively manages exposure to individual holdings as they approach our estimation of fair value. We believe that each of these companies maintains a favorable fundamental outlook; therefore, the Fund continues to hold the positions for long-term appreciation potential. During the period, the Fund liquidated its position in Morningstar, and did not initiate any new holdings; the Fund added to several existing holdings.

Looking Ahead

The Fund anticipates improved performance in the second half of 2017; the portfolio is well-positioned to benefit from ongoing economic growth, both in the U.S. and around the world. In particular, the recent rebound in industrial activity should support top and bottom line growth at companies such as Rush Enterprises, a commercial truck dealer; DXP Enterprises, a distributor of industrial parts and services; and Mobile Mini, a lessor of portable storage units often used for construction projects. Oil prices will continue to drive investor sentiment; here, market has begun to embrace a "new normal" of $40 to $60 per barrel; at these prices, companies have indicated that previously-shelved drilling programs can move forward; and, a recovery in offshore activity would likely spur a rally in such Energy holdings as Helix Energy Solutions, Parker Drilling, and Hornbeck Offshore Services. The favorable outlook for the Industrial and Energy sectors should have an outsized impact on the Fund, which is heavily weighted toward these areas.

As confidence in the economy improves, we expect that investors will acknowledge the opportunities in undervalued small cap stocks which historically outperform larger companies during periods of economic expansion.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expense Paid During Period 01/01/17 – 06/30/17
Small Cap Value Class A
Actual	$1,000.00	$947.50	$19.60
Hypothetical (5% return before expense)	$1,000.00	$1,004.66	$20.18
Small Cap Value Class C
Actual	$1,000.00	$943.90	$23.18
Hypothetical (5% return before expense)	$1,000.00	$1,000.94	$23.86
Small Cap Value Class I
Actual	$1,000.00	$948.40	$18.55
Hypothetical (5% return before expense)	$1,000.00	$1,005.75	$19.10

3  Expenses are equal to the Fund's annualized expense ratio of 4.06% for Class A shares, 4.81% for Class C shares and 3.84% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			5.18
DISTRIBUTORS
1,750	GENUINE PARTS CO.	162,330
		162,330	0.97
MEDIA
2,500	OMNICOM GROUP INC.	207,250
		207,250	1.24
MULTILINE RETAIL
5,000	TARGET CORP.	261,450
		261,450	1.56
TEXTILES, APPAREL & LUXURY GOODS
5,000	COACH, INC.	236,700
		236,700	1.41
CONSUMER STAPLES			7.31
BEVERAGES
4,000	COCA-COLA CO.	179,400
		179,400	1.07
FOOD & STAPLES RETAILING
3,000	CVS HEALTH CORP.	241,380
4,000	SYSCO CORP.	201,320
9,000	THE KROGER CO.	209,880
3,000	WAL-MART STORES INC.	227,040
		879,620	5.25
HOUSEHOLD PRODUCTS
1,900	PROCTER & GAMBLE CO.	165,585
		165,585	0.99
ENERGY			2.82
ENERGY EQUIPMENT & SERVICES
3,500	SCHLUMBERGER LTD	230,440
		230,440	1.37
OIL, GAS & CONSUMABLE FUELS
3,000	EXXON MOBIL CORP.	242,190
		242,190	1.45

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			5.31
BANKS
4,500	U.S. BANCORP	233,640
4,000	WELLS FARGO & CO.	221,640
		455,280	2.72
CAPITAL MARKETS
2,500	T. ROWE PRICE GROUP INC.	185,525
		185,525	1.11
INSURANCE
4,500	METLIFE INC.	247,230
		247,230	1.48
HEALTH CARE			5.01
BIOTECHNOLOGY
4,000	ABBVIE INC.	290,040
		290,040	1.73
PHARMACEUTICALS
2,000	JOHNSON & JOHNSON	264,580
8,500	PFIZER INC.	285,515
		550,095	3.28
INDUSTRIALS			6.80
AIR FREIGHT & LOGISTICS
2,250	UNITED PARCEL SERVICE, INC. B	248,828
		248,828	1.48
COMMERCIAL SERVICES & SUPPLIES
2,000	WASTE MANAGEMENT INC.	146,700
		146,700	0.88
INDUSTRIAL CONGLOMERATES
8,000	GENERAL ELECTRIC CO.	216,080
2,000	HONEYWELL INT'L INC.	266,580
		482,660	2.88
TRADING COMPANIES & DISTRIBUTORS
6,000	FASTENAL COMPANY	261,180
		261,180	1.56

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			5.72
COMMUNICATIONS EQUIPMENT
8,000	CISCO SYSTEMS INC.	250,400
		250,400	1.49
IT SERVICES
1,500	INT'L BUSINESS MACHINES CORP.	230,745
		230,745	1.38
SEMICONDUCTORS & EQUIPMENT
7,000	INTEL CORP.	236,180
		236,180	1.41
SOFTWARE
3,500	MICROSOFT CORP.	241,255
		241,255	1.44
MATERIALS			2.56
CHEMICALS
2,500	DUPONT DE NEMOURS & CO.	201,775
		201,775	1.21
CONTAINERS & PACKAGING
4,000	INTERNATIONAL PAPER COMPANY	226,440
		226,440	1.35
TELECOMMUNICATION SERVICES			2.95
DIVERSIFIED TELECOM. SERVICES
6,000	AT&T INC.	226,380
6,000	VERIZON COMMUNICATIONS INC.	267,960
		494,340	2.95
UTILITIES			4.15
ELECTRIC UTILITIES
2,500	DUKE ENERGY CORP.	208,975
3,500	XCEL ENERGY INC.	160,580
		369,555	2.21
MULTI-UTILITIES
2,000	DOMINION ENERGY INC.	153,260
4,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	172,040
		325,300	1.94
TOTAL COMMON STOCK (Cost: $6,023,277)		8,008,493	47.81

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND
CONSUMER DISCRETIONARY			7.06
AUTO COMPONENTS
150,000	LEAR CORP. 4.75% 01/15/23	155,196
		155,196	0.93
AUTOMOBILES
130,000	GENERAL MOTORS FINL CO. 4.75% 08/15/17	130,443
		130,443	0.78
DIVERSIFIED CONSUMER SERVICES
150,000	BLOCK FINANCIAL LLC 4.125% 10/01/20	154,815
		154,815	0.92
HOTELS, RESTAURANTS & LEISURE
100,000	INTL GAME TECHNOLOGY 7.50% 06/15/19	109,750
150,000	YUM! BRANDS INC. 5.30% 09/15/19	158,250
		268,000	1.60
HOUSEHOLD DURABLES
150,000	TUPPERWARE BRANDS CORP. 4.75% 06/01/21	159,941
		159,941	0.96
INTERNET & CATALOG RETAIL
150,000	EXPEDIA INC. 5.95% 08/15/20	163,919
		163,919	0.98
MULTILINE RETAIL
150,000	MACYS RETAIL 3.45% 01/15/21	149,578
		149,578	0.89
CONSUMER STAPLES			0.91
FOOD & STAPLES RETAILING
150,000	DELHAIZE GROUP SA 4.125% 04/10/19	152,864
		152,864	0.91
ENERGY			3.69
ENERGY EQUIPMENT & SERVICES
100,000	PRIDE INTERNATIONAL INC. 6.875% 08/15/20	102,500
150,000	ROWAN COMPANY INC. 7.875% 08/01/19	156,750
150,000	SESI LLC 6.375% 05/01/19	148,125
100,000	WEATHERFORD BERMUDA 6.00% 03/15/18	100,750
		508,125	3.03
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19	111,207
		111,207	0.66

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
FINANCIALS			16.06
BANKS
100,000	BANK OF AMERICA CORP. 4.881% 03/19/20 FLOAT	104,250
100,000	BANK OF AMERICA CORP. 3.055% 09/28/20 FLOAT	100,229
122,000	BANK OF AMERICA CORP. 4.131% 07/07/21 FLOAT	123,354
150,000	BARCLAY BANK PLC 2.658% 04/18/21 FLOAT	146,850
125,000	JPMORGAN CHASE & CO. 4.200% 02/25/21 FLOAT	123,950
94,000	FULTON FINANCIAL CORP. 3.60% 03/16/22	95,110
		693,743.00	4.14
CAPITAL MARKETS
150,000	ARES CAPITAL CORP. 4.875% 11/30/18	155,246
150,000	BGC PARTNERS INC. 5.375% 12/09/19	157,985
250,000	E*TRADE FINANCIAL CORP. 5.375% 11/15/22	262,801
100,000	FIFTH STREET FINANCE CORP. 4.875% 03/01/19	100,090
100,000	GOLDMAN SACHS GROUP INC. 2.598% 08/26/20 FLOAT	99,943
100,000	MORGAN STANLEY 3.796% 09/30/17 FLOAT	100,428
100,000	MORGAN STANLEY 4.67% 10/27/18 FLOAT	101,500
100,000	MORGAN STANLEY 4.381% 04/25/23 FLOAT	103,250
100,000	MORGAN STANLEY 3.581% 10/28/24 FLOAT	93,250
100,000	NASDAQ OMX GROUP 5.55% 01/15/20	108,082
100,000	PROSPECT CAPITAL CORP. 5.00% 07/15/19	102,167
150,000	STIFEL FINANCIAL CORP. 3.50% 12/01/20	153,071
		1,537,813	9.18
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20	102,938
100,000	JEFFERIES GROUP INC. 5.125% 04/13/18	102,572
150,000	JEFFERIES GROUP LLC 3.00% STEP-UP 07/27/22	149,347
		354,857.00	2.12
INSURANCE
100,000	PRUDENTIAL FINANCIAL INC. 4.381% 11/02/20 FLOAT	103,100
		103,100	0.62
HEALTH CARE			1.51
BIOTECHNOLOGY
114,000	BAXALTA INC. 3.60% 06/23/22	118,051
		118,051	0.71
PHARMACEUTICALS
130,000	ZOETIS INC. 3.45% 11/13/20	134,443
		134,443	0.80

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INDUSTRIALS			7.51
AEROSPACE & DEFENSE
150,000	L-3 COMMUNICATIONS CORP. 5.20% 10/15/19	160,126
150,000	SPIRIT AEROSYSTEMS INC. 5.25% 03/15/22	155,641
		315,767	1.89
BUILDING PRODUCTS
115,000	OWENS CORNING INC. 9.00% 06/15/19	129,011
		129,011	0.77
MACHINERY
150,000	AGCO CORP. 5.875% 12/01/21	164,622
150,000	HILLENBRAND INC. 5.50% 07/15/20	159,807
		324,429	1.94
PROFESSIONAL SERVICES
150,000	DUN & BRADSTREET CORP. 4.25% 06/15/20	154,563
		154,563	0.92
TRADING COMPANIES & DISTRIBUTORS
150,000	GATX CORP. 2.60% 03/30/20	151,553
170,000	INTL LEASE FINANCE CORP. 4.625% 04/15/21	180,939
		332,492	1.99
INFORMATION TECHNOLOGY			4.28
ELECTRONIC EQUIPMENT & INSTRUMENTS
100,000	INGRAM MICRO INC. 5.25% 09/01/17	100,427
150,000	KEYSIGHT TECHNOLOGIES 3.30% 10/30/19	152,790
150,000	TECH DATA CORP. 3.70% 02/15/22	153,062
		406,279	2.42
IT SERVICES
150,000	FIDELITY NATIONAL INFORMATION 3.625% 10/15/20	157,131
		157,131	0.94
SEMICONDUCTORS & EQUIPMENT
150,000	QUALCOMM INC. 3.00% 05/20/22	153,830
		153,830	0.92
MATERIALS			1.33
CHEMICALS
112,000	CF INDUSTRIES INC. 6.875% 05/01/18	116,340
		116,340	0.70

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	105,875
		105,875	0.63
REAL ESTATE			4.35
HEALTH CARE REITS
150,000	OMEGA HEALTHCARE INVESTORS 4.375% 08/01/23	153,818
		153,818	0.92
HOTEL & RESORT REITS
105,000	HOSPITALITY PROP TRUST 6.70% 01/15/18	105,441
		105,441	0.63
OFFICE REITS
150,000	CORPORATE OFFICE PROP 3.60% 05/15/23	149,071
160,000	SL GREEN REALTY CORP. 4.50% 12/01/22	164,780
		313,851	1.87
REAL ESTATE SERVICES
150,000	CBRE SERVICES INC. 5.00% 03/15/23	156,279
		156,279	0.93
UTILITIES			0.60
ELECTRIC UTILITIES
100,000	PPL ENERGY SUPPLY LLC 6.50% 05/01/18	101,000
		101,000	0.60
TOTAL CORPORATE BOND (Cost: $7,853,536)		7,922,200	47.30
PREFERRED STOCK
FINANCIALS			4.34
BANKS
100,000	JPMORGAN CHASE & CO. 5.30% PFD FIX-FLOAT***	104,125
100,000	JPMORGAN CHASE & CO. 5.00% PFD FIX-FLOAT***	102,250
150,000	WELLS FARGO & CO. 7.98% PFD FIX-FLOAT***	155,812
		362,187	2.16
CAPITAL MARKETS
150,000	BANK OF NY MELLON 4.95% PFD FIX-FLOAT***	156,450
		156,450	0.94

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
INSURANCE
200,000	METLIFE INC. 5.25% PFD FIX-FLOAT***	207,644
		207,644	1.24
TOTAL PREFERRED STOCK (Cost: $700,321)		726,281	4.34
TOTAL INVESTMENT IN SECURITIES (Cost: $14,577,134)		16,656,974	99.45
OTHER ASSETS LESS LIABILITIES		92,526	0.55
TOTAL NET ASSETS		16,749,500	100.00

* Non-income producing

** The principal amount and value are stated in U.S. dollars unless otherwise indicated.

*** These securities' coupon rates and/or dividends are fixed for a certain period and then convert to floating rates.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			13.21
MEDIA
1,235	WALT DISNEY CO.	131,219
		131,219	2.31
SPECIALTY RETAIL
10,000	CONN'S INC.*	191,000
600	O'REILLY AUTOMOTIVE INC.*	131,244
2,500	TRACTOR SUPPLY COMPANY	135,525
		457,769	8.05
TEXTILES, APPAREL & LUXURY GOODS
2,750	NIKE INC.	162,250
		162,250	2.85
CONSUMER STAPLES			3.87
FOOD & STAPLES RETAILING
7,500	CHEFS' WAREHOUSE INC.*	97,500
1,400	PRICESMART, INC.	122,640
		220,140	3.87
ENERGY			4.81
ENERGY EQUIPMENT & SERVICES
900	CORE LABORATORIES N.V.	91,143
15,000	HORNBECK OFFSHORE SERVICES INC.*	42,450
15,000	NOBLE CORPORATION	54,300
1,300	SCHLUMBERGER LTD	85,592
		273,485	4.81
FINANCIALS			12.30
BANKS
1,750	EAST WEST BANCORP INC.	102,515
1,000	SIGNATURE BANK*	143,530
		246,045	4.33
CAPITAL MARKETS
850	FACTSET RESEARCH SYSTEMS INC.	141,253
500	MARKETAXESS HOLDINGS INC.	100,550
1,500	MORNINGSTAR, INC.	117,510
1,750	SEI INVESTMENTS COMPANY	94,115
		453,428	7.97

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			7.18
HEALTH CARE TECHNOLOGY
2,000	CERNER CORPORATION*	132,940
		132,940	2.34
HEALTH CARE PROVIDERS & SERVICES
500	HENRY SCHEIN INC.*	91,510
		91,510	1.61
HEALTH CARE EQUIPMENT & SUPPLIES
500	IDEXX LABORATORIES, INC.*	80,710
		80,710	1.42
PHARMACEUTICALS
1,650	ZOETIS, INC.	102,927
		102,927	1.81
INDUSTRIALS			14.46
AIRLINES
2,500	SPIRIT AIRLINES INC.*	129,125
		129,125	2.27
COMMERCIAL SERVICES & SUPPLIES
3,500	HEALTHCARE SERVICES GROUP, INC.	163,905
5,500	TEAM INC.*	128,975
		292,880	5.15
MACHINERY
1,500	WABTEC CORP.	137,250
		137,250	2.41
PROFESSIONAL SERVICES
700	EQUIFAX INC.	96,194
		96,194	1.69
TRADING COMPANIES & DISTRIBUTORS
5,000	TRITON INTERNATIONAL LIMITED	167,200
		167,200	2.94
INFORMATION TECHNOLOGY			13.12
INTERNET SOFTWARE & SERVICES
175	ALPHABET INC.*	162,694
1,150	FACEBOOK, INC.*	173,627
2,000	SHUTTERSTOCK, INC.*	88,160
		424,481	7.46

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
IT SERVICES
1,315	ACCENTURE PLC	162,639
1,700	VISA INC.	159,426
		322,065	5.66
TELECOMMUNICATION SERVICES			1.57
DIVERSIFIED TELECOM. SERVICES
2,000	VERIZON COMMUNICATIONS INC.	89,320
		89,320	1.57
TOTAL COMMON STOCK (Cost: $3,670,467)		4,010,938	70.52
CORPORATE BOND
CONSUMER DISCRETIONARY			1.88
DIVERSIFIED CONSUMER SERVICES
100,000	WASHINGTON POST CO. 7.25% 02/01/19	106,875
		106,875	1.88
ENERGY			11.03
ENERGY EQUIPMENT & SERVICES
105,000	NOBLE HOLDING INTL LTD 5.75% 03/16/18 FLOAT	105,636
100,000	PRIDE INTERNATIONAL INC. 8.50% 06/15/19	106,000
100,000	ROWAN COMPANY INC. 7.875% 08/01/19	104,500
100,000	SEACOR HOLDING 7.375% 10/01/19	101,000
100,000	SESI LLC 6.375% 05/01/19	98,750
		515,886	9.07
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19	111,207
		111,207	1.96
FINANCIALS			5.32
BANKS
100,000	BANK OF AMERICA 2.922% 07/28/17 FLOAT	100,043
		100,043	1.76
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20	102,938
100,000	JEFFERIES GROUP LLC 3.00% STEP-UP 07/27/22	99,564
		202,502	3.56

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
HEALTH CARE			1.76
HEALTH CARE PROVIDERS & SERVICES
100,000	FRESENIUS MED CARE US 6.875% 07/15/17	100,160
		100,160	1.76
INFORMATION TECHNOLOGY			3.42
INTERNET SOFTWARE & SERVICES
82,000	IAC/INTERACTIVECORP 4.875% 11/30/18	82,738
		82,738	1.45
SEMICONDUCTORS & EQUIPMENT
100,000	MICRON TECHNOLOGY INC. 7.50% 09/15/23	111,800
		111,800	1.97
MATERIALS			1.86
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	105,875
		105,875	1.86
REAL ESTATE			1.99
SPECIALIZED REITS
100,000	EPR PROPERTIES 7.75% 07/15/20	113,388
		113,388	1.99
TOTAL CORPORATE BOND (Cost: $1,546,486)		1,550,474	27.26
PREFERRED STOCK
FINANCIALS			1.82
CAPITAL MARKETS
100,000	MORGAN STANLEY 5.45% PFD FIX -FLOAT***	103,550
		103,550	1.82
TOTAL PREFERRED STOCK (Cost: $99,875.00)		103,550	1.82
TOTAL INVESTMENT IN SECURITIES (Cost: $5,316,828)		5,664,962	99.60
OTHER ASSETS LESS LIABILITIES		22,878	0.40
TOTAL NET ASSETS		5,687,840	100.00

* Non-income producing

** The principal amount and value are stated in U.S. dollars unless otherwise indicated.

*** These securities' coupon rates and/or dividends are fixed for a certain period and then convert to floating rates.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			19.38
HOTELS, RESTAURANTS & LEISURE
2,000	MCDONALD'S CORP.	306,320
		306,320	3.81
MEDIA
3,175	TIME WARNER INC.	318,802
3,100	WALT DISNEY CO.	329,375
		648,177	8.06
SPECIALTY RETAIL
3,750	LOWE'S COMPANIES INC.	290,738
2,040	THE HOME DEPOT, INC.	312,936
		603,674	7.51
CONSUMER STAPLES			17.53
BEVERAGES
5,120	COCA-COLA CO.	229,632
975	PEPSICO, INC.	112,603
		342,235	4.26
FOOD & STAPLES RETAILING
5,000	SYSCO CORP.	251,650
2,950	WAL-MART STORES INC.	223,256
		474,906	5.91
FOOD PRODUCTS
2,700	MONDELEZ INT'L INC.	116,613
3,000	THE KRAFT HEINZ COMPANY	256,920
		373,533	4.65
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	217,875
		217,875	2.71
ENERGY			1.51
OIL, GAS & CONSUMABLE FUELS
1,500	EXXON MOBIL CORP.	121,095
		121,095	1.51
FINANCIALS			17.24
BANKS
7,000	BANK OF AMERICA CORP.	169,820
2,850	CITIGROUP INC.	190,608
3,070	WELLS FARGO & CO.	170,109
		530,537	6.60

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
1,952	BERKSHIRE HATHAWAY INC. B*	330,610
		330,610	4.11
INSURANCE
4,000	AMERICAN INT'L GROUP INC.	250,080
5,000	METLIFE INC.	274,700
		524,780	6.53
HEALTH CARE			4.14
PHARMACEUTICALS
2,515	JOHNSON & JOHNSON	332,709
		332,709	4.14
INDUSTRIALS			18.16
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	217,330
1,200	UNITED PARCEL SERVICE, INC. B	132,708
		350,038	4.36
INDUSTRIAL CONGLOMERATES
9,605	GENERAL ELECTRIC CO.	259,431
2,000	HONEYWELL INTERNATIONAL INC.	266,580
		526,011	6.54
MACHINERY
2,000	DEERE & CO.	247,180
2,350	ILLINOIS TOOL WORKS INC.	336,638
		583,818	7.26
INFORMATION TECHNOLOGY			21.92
INTERNET SOFTWARE & SERVICES
300	ALPHABET INC. CLASS C*	272,619
		272,619	3.39
IT SERVICES
500	INT'L BUSINESS MACHINES CORP.	76,915
2,200	MASTERCARD INC.	267,190
		344,105	4.28
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	188,944
		188,944	2.35

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SOFTWARE
4,887	MICROSOFT CORP.	336,861
5,710	ORACLE CORPORATION	286,300
		623,161	7.75
TECHNOLOGY HARDWARE STORAGE & PERPHERALS
2,313	APPLE INC.	333,118
		333,118	4.15
MATERIALS			0.03
CHEMICALS
80	ADVANSIX INC.*	2,499
		2,499	0.03
TOTAL COMMON STOCK (Cost: $4,321,893)		8,030,763	99.91
TOTAL INVESTMENT IN SECURITIES (Cost: $4,321,893)		8,030,763	99.91
OTHER ASSETS LESS LIABILITIES		6,974	0.09
TOTAL NET ASSETS		8,037,737	100.00

* Non-income producing

** The principal amount and value are stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			32.22
AUTO COMPONENTS
1,600	LEAR CORP.	227,328
		227,328	3.92
DISTRIBUTORS
1,800	POOL CORPORATION	211,626
		211,626	3.64
SPECIALTY RETAIL
21,000	CONN'S INC.*	401,100
3,600	MONRO MUFFLER BRAKE, INC.	150,300
850	O'REILLY AUTOMOTIVE INC.*	185,929
5,600	PENSKE AUTOMOTIVE GROUP INC.	245,896
3,400	TRACTOR SUPPLY COMPANY	184,314
		1,167,539	20.12
TEXTILES, APPAREL & LUXURY GOODS
2,300	PVH CORP.	263,350
		263,350	4.54
CONSUMER STAPLES			2.51
BEVERAGES
1,600	DR PEPPER SNAPPLE GROUP INC.	145,776
		145,776	2.51
ENERGY			8.72
ENERGY EQUIPMENT & SERVICES
1,000	CORE LABORATORIES N.V.	101,270
31,000	HELIX ENERGY SOLUTIONS GROUP INC.*	174,840
41,000	NOBLE CORPORATION	148,420
3,000	TECHNIPFMC PLC*	81,600
		506,130	8.72
FINANCIALS			7.91
BANKS
4,500	CIT GROUP INC.	219,150
4,100	EAST WEST BANCORP INC.	240,178
		459,328	7.91
HEALTH CARE			3.21
HEALTH CARE TECHNOLOGY
2,800	CERNER CORPORATION*	186,116
		186,116	3.21

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			39.71
AIRLINES
4,700	SPIRIT AIRLINES INC.*	242,755
		242,755	4.18
CONSTRUCTION & ENGINEERING
7,500	CHICAGO BRIDGE & IRON CO. N.V.	147,975
		147,975	2.55
MACHINERY
1,900	GRACO INC.	207,632
9,500	NAVISTAR INT'L CORP.*	249,185
3,100	WABTEC CORP.	283,650
		740,467	12.76
MARINE
3,800	KIRBY CORP.*	254,030
		254,030	4.38
ROAD & RAIL
3,800	GENESEE & WYOMING INC.*	259,882
2,300	KANSAS CITY SOUTHERN	240,695
1,800	LANDSTAR SYSTEM INC.	154,080
10,000	SWIFT TRANSPORTATION CO.*	265,000
		919,657	15.84
INFORMATION TECHNOLOGY			3.62
SOFTWARE
3,800	ASPEN TECHNOLOGY, INC.*	209,988
		209,988	3.62
MATERIALS			2.03
CHEMICALS
2,300	H.B. FULLER CO.	117,553
		117,553	2.03
TOTAL COMMON STOCK (Cost: $4,568,816)		5,799,618	99.93
TOTAL INVESTMENT IN SECURITIES (Cost: $4,568,816)		5,799,618	99.93
OTHER ASSETS LESS LIABILITIES		4,033	0.07
TOTAL NET ASSETS		5,803,651	100.00

* Non-income producing

** The principal amount and value are stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			21.59
AUTO COMPONENTS
30,000	GENTHERM INC.*	1,164,000
		1,164,000	4.64
SPECIALTY RETAIL
140,000	CONN'S INC.*	2,674,000
30,000	HIBBETT SPORTS INC.*	622,500
49,000	SONIC AUTOMOTIVE INC.	953,050
		4,249,550	16.95
CONSUMER STAPLES			6.86
FOOD & STAPLES RETAILING
65,812	CHEFS' WAREHOUSE INC.*	855,556
		855,556	3.41
FOOD PRODUCTS
55,000	DARLING INGREDIENTS INC.*	865,700
		865,700	3.45
ENERGY			17.22
ENERGY EQUIPMENT & SERVICES
135,000	HELIX ENERGY SOLUTIONS GROUP INC.*	761,400
95,000	HORNBECK OFFSHORE SERVICES INC.*	268,850
61,000	MATRIX SERVICE CO.*	570,350
43,000	NATURAL GAS SERVICES GROUP, INC.*	1,068,550
274,172	NORTH AMERICAN ENERGY PARTNERS INC.	1,206,357
325,000	PARKER DRILLING CO.*	438,750
		4,314,257	17.20
OIL, GAS & CONSUMABLE FUELS
100,000	INFINITY ENERGY RESOURCES INC.*	5,000
		5,000	0.02
FINANCIALS			8.12
BANKS
17,000	EAST WEST BANCORP INC.	995,860
		995,860	3.97
CONSUMER FINANCE
44,000	REGIONAL MANAGEMENT CORP.*	1,039,720
		1,039,720	4.15

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2017

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			46.79
BUILDING PRODUCTS
26,195	INSTEEL INDUSTRIES, INC.	863,649
		863,649	3.45
COMMERCIAL SERVICES & SUPPLIES
31,000	MOBILE MINI INC.	925,350
39,000	TEAM INC.*	914,550
		1,839,900	7.34
CONSTRUCTION & ENGINEERING
131,000	ORION GROUP HOLDINGS, INC.*	978,570
		978,570	3.90
MACHINERY
42,000	NAVISTAR INT'L CORP.*	1,101,660
		1,101,660	4.39
MARINE
17,000	KIRBY CORP.*	1,136,450
		1,136,450	4.53
ROAD & RAIL
16,000	GENESEE & WYOMING INC.*	1,094,240
22,000	SAIA INC.*	1,128,600
		2,222,840	8.86
TRADING COMPANIES & DISTRIBUTORS
33,000	DXP ENTERPRISES INC.*	1,138,500
30,000	RUSH ENTERPRISES INC.*	1,115,400
40,000	TRITON INTERNATIONAL LIMITED	1,337,600
		3,591,500	14.32
TOTAL COMMON STOCK (Cost: $22,256,668)		25,224,212	100.58
TOTAL INVESTMENT IN SECURITIES (Cost: $22,256,668)		25,224,212	100.58
OTHER ASSETS LESS LIABILITIES		(145,687)	(0.58)
TOTAL NET ASSETS		25,078,525	100.00

* Non-income producing

** The principal amount and value are stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2017

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Assets
Investment securities
At cost	$14,577,134	$5,316,828	$4,321,893
At fair value	$16,656,974	$5,664,962	$8,030,763
Accrued income receivable	103,662	33,445	7,940
Receivable for investments sold	150,738	-	59,831
Total assets	16,911,374	5,698,407	8,098,534
Liabilities
Bank borrowings (Note 7)	134,409	1,917	45,619
Payable for fund shares redeemed	-	-	-
Accounts payable	23,865	5,050	11,578
Accounts payable to related parties (Note 3)	3,600	3,600	3,600
Total liabilities	161,874	10,567	60,797
Net Assets	$16,749,500	$5,687,840	$8,037,737
Summary of Shareholders' Equity
Paid in capital	14,796,563	5,160,403	4,256,788
Accumulated undistributed net investment income	2,951	-	-
Accumulated undistributed net realized gain (loss) on security transactions	(129,854)	179,303	72,079
Net unrealized appreciation of investments	2,079,840	348,134	3,708,870
Net assets at June 30, 2017	$16,749,500	$5,687,840	$8,037,737
Class A:
Net assets	$14,480,594	$4,189,007	$7,403,012
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	1,167,667	360,488	458,288
Net asset value (and redemption price) per share	$12.40	$11.62	$16.15
Maximum offering price per share	$13.02	$12.33	$17.14
Sales load	4.75%	5.75%	5.75%
Class C:
Net assets	$2,268,906	$1,498,833	$634,725
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	191,832	146,768	45,888
Net asset value (and offering and redemption price) per share	$11.83	$10.21	$13.83
Class I:
Net assets	N/A	N/A	N/A
Shares authorized ($0.01 par value)
Shares outstanding
Net asset value (and offering and redemption price) per share	N/A	N/A	N/A

*  Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$4,568,816	$22,256,668
At fair value	$5,799,618	$25,224,212
Accrued income receivable	1,687	6,254
Receivable for investments sold	50,992	322,809
Total assets	5,852,297	25,553,275
Liabilities
Bank borrowings (Note 7)	43,160	406,602
Payable for fund shares redeemed	-	17,923
Accounts payable	1,886	38,652
Accounts payable to related parties (Note 3)	3,600	11,574
Total liabilities	48,646	474,751
Net Assets	$5,803,651	$25,078,524
Summary of Shareholders' Equity
Paid in capital	5,314,920	19,109,066
Accumulated undistributed net investment income	-	-
Accumulated undistributed net realized gain (loss) on security transactions	(742,071)	3,001,915
Net unrealized appreciation of investments	1,230,802	2,967,544
Net assets at June 30, 2017	$5,803,651	$25,078,525
Class A:
Net assets	$5,450,077	$22,109,159
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	478,292	857,073
Net asset value (and redemption price) per share	$11.39	$25.80
Maximum offering price per share	$12.08	$27.37
Sales load	5.75%	5.75%
Class C:
Net assets	$353,574	$2,961,995
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	35,200	158,598
Net asset value (and offering and redemption price) per share	$10.04	$18.68
Class I:
Net assets	N/A	$7,371
Shares authorized ($0.01 par value)		50,000,000
Shares outstanding		222
Net asset value (and offering and redemption price) per share	N/A	$33.24	*

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the six months ended June 30, 2017

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Investment Income
Dividends	$148,686	$17,556	$75,277
Interest	140,751	32,088	1
Total investment income	289,437	49,644	75,278
Expenses
Investment management fees (Note 3)	64,815	21,723	29,631
Transfer agent fees (Note 3)	66,539	36,661	53,207
Fund accounting fees (Note 3)	66,544	22,302	30,422
Legal fees	20,741	6,951	9,482
Audit fees	14,161	5,998	7,477
Registration fees	17,284	13,903	12,643
Printing	7,778	2,607	3,556
Custody fees	4,004	3,739	3,556
Interest on borrowings	317	316	790
Director fees/meetings	12,928	4,055	5,531
Distribution and service (12b-1) fees (Note 3)	30,707	13,003	12,753
Administration fees (Note 3)	4,321	1,448	1,975
Compliance fees (Note 3)	24,934	8,335	11,260
Total expenses, before fees waived	335,073	141,041	182,283
Less fees waived (Note 3)	64,815	-	29,631
Net expenses	270,258	141,041	152,652
Net Investment Income (Loss)	19,179	(91,397)	(77,374)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	155,486	148,079	60,605
Change in net unrealized appreciation (depreciation) on investments	(165,860)	81,272	526,018
Net realized and unrealized gain (loss) on investments	(10,374)	229,351	586,623
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,805	$137,954	$509,249

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$23,587	$39,521
Interest	-	1
Total investment income	23,587	39,522
Expenses
Investment management fees (Note 3)	29,506	103,160
Transfer agent fees (Note 3)	36,943	141,358
Fund accounting fees (Note 3)	22,720	105,910
Legal fees	7,082	33,011
Audit fees	6,104	21,526
Registration fees	12,983	30,260
Printing	2,655	12,379
Custody fees	3,620	7,146
Interest on borrowings	511	5,233
Director fees/meetings	4,131	19,257
Distribution and service (12b-1) fees (Note 3)	8,710	46,339
Administration fees (Note 3)	1,475	6,877
Compliance fees (Note 3)	8,587	40,308
Total expenses, before fees waived	145,027	572,764
Less fees waived (Note 3)	-	-
Net expenses	145,027	572,764
Net Investment Income (Loss)	(121,440)	(533,242)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(101,904)	2,148,494
Change in net unrealized appreciation (depreciation) on investments	22,400	(3,289,344)
Net realized and unrealized gain (loss) on investments	(79,504)	(1,140,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(200,944)	$(1,674,092)

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets (Unaudited)

	Income and Equity Fund		Balanced Fund
	Six months ended June 30, 2017	Year ended December 31, 2016	Six months ended June 30, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$19,179	$21,268	$(91,397)	$(173,862)
Net realized gain (loss) on investments	155,486	126,786	148,079	207,753
Change in net unrealized appreciation (depreciation) on investments	(165,860)	883,905	81,272	(67,001)
Increase (decrease) in net assets resulting from operations	8,805	1,031,959	137,954	(33,110)
From Distributions to Shareholders
Class A:
Net investment income	(16,228)	(23,421)	-	-
Net capital gains	-	-	-	(155,274)
Return of Capital	-	(11,626)	-	-
Class C:
Net capital gains	-	-	-	(69,979)
Class I:
Net capital gains	N/A	N/A	N/A	N/A
Decrease in net assets resulting from distributions	(16,228)	(35,047)	-	(225,253)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,023,026	4,599,494	139,046	849,404
Proceeds from shares purchased by reinvestment of dividends	14,381	31,280	-	208,156
Cost of shares repurchased	(1,531,200)	(2,684,739)	(589,536)	(1,523,942)
Decreases in net assets resulting from capital share transactions	(493,793)	1,946,035	(450,490)	(466,382)
Increase (decrease) in net assets	(501,216)	2,942,947	(312,536)	(724,745)
Net Assets
Beginning of year	17,250,716	14,307,769	6,000,376	6,725,121
End of year	$16,749,500	$17,250,716	$5,687,840	$6,000,376
Including undistributed net investment income	$2,951	$-	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Large Cap Value Fund
	Six months ended June 30, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(77,374)	$(126,115)
Net realized gain (loss) on investments	60,605	99,141
Change in net unrealized appreciation (depreciation) on investments	526,018	650,331
Increase (decrease) in net assets resulting from operations	509,249	623,357
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(20,212)
Return of Capital	-	-
Class C:
Net capital gains	-	(2,847)
Class I:
Net capital gains	N/A	N/A
Decrease in net assets resulting from distributions	-	(23,059)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	289,117	737,466
Proceeds from shares purchased by reinvestment of dividends	-	20,835
Cost of shares repurchased	(550,353)	(1,316,655)
Decreases in net assets resulting from capital share transactions	(261,236)	(558,354)
Increase (decrease) in net assets	248,013	41,944
Net Assets
Beginning of year	7,789,724	7,747,780
End of year	$8,037,737	$7,789,724
Including undistributed net investment income	$-	$-

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets (Unaudited)

	Mid Cap Value Fund
	Six months ended June 30, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(121,440)	$(219,294)
Net realized gain (loss) on investments	(101,904)	125,190
Change in net unrealized appreciation (depreciation) on investments	22,400	885,408
Increase (decrease) in net assets resulting from operations	(200,944)	791,304
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	-
Return of Capital	-	-
Class C:
Net capital gains	-	-
Class I:
Net capital gains	N/A	N/A
Decrease in net assets resulting from distributions	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	130,028	574,094
Proceeds from shares purchased by reinvestment of dividends	-	-
Cost of shares repurchased	(219,241)	(808,187)
Decreases in net assets resulting from capital share transactions	(89,213)	(234,093)
Increase (decrease) in net assets	(290,157)	557,211
Net Assets
Beginning of year	6,093,808	5,536,597
End of year	$5,803,651	$6,093,808
Including undistributed net investment income	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Small Cap Value Fund
	Six months ended June 30, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(533,242)	$(1,191,012)
Net realized gain (loss) on investments	2,148,494	1,188,133
Change in net unrealized appreciation (depreciation) on investments	(3,289,344)	6,332,333
Increase (decrease) in net assets resulting from operations	(1,674,092)	6,329,454
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(3,617,413)
Return of Capital	-	-
Class C:
Net capital gains	-	(648,113)
Class I:
Net capital gains	-	(840)
Decrease in net assets resulting from distributions	-	(4,266,366)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,522,817	1,705,215
Proceeds from shares purchased by reinvestment of dividends	-	3,949,069
Cost of shares repurchased	(4,793,865)	(16,971,079)
Decreases in net assets resulting from capital share transactions	(3,271,048)	(11,316,795)
Increase (decrease) in net assets	(4,945,140)	(9,253,707)
Net Assets
Beginning of year	30,023,666	39,277,373
End of year	$25,078,526	$30,023,666
Including undistributed net investment income	$-	$-

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$12.40		$11.61	$12.06	$11.55		$10.30		$9.84
Income from investing operations
Net investment income (c)	0.02		0.03	0.14	0.22	(d)	0.14	(d)	0.15	(d)
Net realized and unrealized gain (loss) on securities	(0.01)		0.78	(0.45)	0.51	(d)	1.24	(d)	0.48	(d)
Total from investment operations	0.01		0.81	(0.31)	0.73		1.38		0.63
Less distributions
From net investment income	(0.01)		(0.02)	(0.14)	(0.22)		(0.13)		(0.17)
From net capital gain	-		(0.01)	-	-		-		-
Total distributions	(0.01)		(0.03)	(0.14)	(0.22)		(0.13)		(0.17)
Redemption fees (c)	-	(b)	0.01	- (b)	-	(b,d)	-	(b,d)	-	(b,d)
Net asset value, end of period	$12.40		$12.40	$11.61	$12.06		$11.55		$10.30
Total Investment Return (a)	0.11	%(e)	7.08%	(2.57)%	6.41%		13.40%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000's)	$14,481		$14,794	$11,541	$11,324		$9,247		$4,659
Ratio of net investment income (loss) to average net assets
With expense reductions	0.32	%(f)	0.26%	1.23%	1.88%		1.27%		1.56%
Without expense reductions	(0.42	)%(f)	(0.49)%	0.48%	1.13%		0.52%		0.81%
Ratio of expenses to average net assets
With expense reductions	3.01	%(f)	2.88%	2.06%	1.91%		2.23%		2.68%
Without expense reductions	3.75	%(f)	3.63%	2.81%	2.66%		2.98%		3.42%
Fund portfolio turnover rate	22	%(f)	14%	22%	13%		20%		29%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$11.86		$11.16	$11.59	$11.11		$9.91		$9.42
Income from investing operations
Net investment income (loss) (c)	(0.02)		(0.06)	0.05	0.13	(d)	0.05	(d)	0.08	(d)
Net realized and unrealized gain (loss) on securities	(0.01)		0.75	(0.42)	0.48	(d)	1.19	(d)	0.46	(d)
Total from investment operations	(0.03)		0.69	(0.37)	0.61		1.24		0.54
Less distributions
From net investment income	-		-	(0.06)	(0.13)		(0.04)		(0.05)
Total distributions	-		-	(0.06)	(0.13)		(0.04)		(0.05)
Redemption fees (c)	-	(b)	0.01	- (b)	-	(b,d)	-	(b,d)	-	(b,d)
Net asset value, end of period	$11.83		$11.86	$11.16	$11.59		$11.11		$9.91
Total Investment Return	(0.25	)%(e)	6.27%	(3.21)%	5.51%		12.55%		5.74%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,269		$2,456	$2,766	$2,471		$2,234		$1,906
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.42	)%(f)	(0.48)%	0.48%	1.14%		0.49%		0.80%
Without expense reductions	(1.16	)%(f)	(1.23)%	(0.27)%	0.39%		(0.26)%		0.05%
Ratio of expenses to average net assets
With expense reductions	3.75	%(f)	3.64%	2.81%	2.66%		3.03%		3.45%
Without expense reductions	4.49	%(f)	4.39%	3.56%	3.41%		3.78%		4.20%
Fund portfolio turnover rate	22	%(f)	14%	22%	13%		20%		29%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$11.34		$11.75	$14.40	$16.59		$14.13		$13.47
Income from investing operations
Net investment loss (c)	(0.17)		(0.29)	(0.15)	(0.14	)(d)	(0.15	)(d)	(0.04	)(d)
Net realized and unrealized gain (loss) on securities	0.45		0.30	(2.25)	(1.17	)(d)	4.17	(d)	1.35	(d)
Total from investment operations	0.28		0.01	(2.40)	(1.31)		4.02		1.31
Less distributions
From net capital gain	-		(0.42)	(0.25)	(0.88)		(1.57)		(0.65)
Total distributions	-		(0.42)	(0.25)	(0.88)		(1.57)		(0.65)
Redemption fees (c)	-	(b)	- (b)	- (b)	-	(b,d)	0.01	(d)	-	(b,d)
Net asset value, end of period	$11.62		$11.34	$11.75	$14.40		$16.59		$14.13
Total Investment Return (a)	2.47	%(e)	0.08%	(16.73)%	(7.94)%		28.68%		9.69%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,189		$4,276	$4,046	$5,017		$5,144		$3,919
Ratio of net investment loss to average net assets	(2.94	)%(f)	(2.56)%	(1.08)%	(0.90)%		(0.93)%		(0.27)%
Ratio of expenses to average net assets	4.65	%(f)	4.50%	3.27%	2.84%		3.07%		3.30%
Fund portfolio turnover rate	11	%(f)	55%	28%	22%		23%		34%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$10.01		$10.50	$12.99	$15.18		$13.13		$12.66
Income from investing operations
Net investment loss (c)	(0.19)		(0.33)	(0.23)	(0.24	)(d)	(0.25	)(d)	(0.13	)(d)
Net realized and unrealized gain (loss) on securities	0.39		0.26	(2.01)	(1.07	)(d)	3.87	(d)	1.25	(d)
Total from investment operations	0.20		(0.07)	(2.24)	(1.31)		3.62		1.12
Less distributions
From net capital gain	-		(0.42)	(0.25)	(0.88)		(1.57)		(0.65)
Total distributions	-		(0.42)	(0.25)	(0.88)		(1.57)		(0.65)
Redemption fees (b)(c)	-		-	-	-	(d)	-	(d)	-	(d)
Net asset value, end of period	$10.21		$10.01	$10.50	$12.99		$15.18		$13.13
Total Investment Return	2.00	%(e)	(0.67)%	(17.31)%	(8.68)%		27.75%		8.81%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,499		$1,724	$2,679	$4,203		$5,471		$6,647
Ratio of net investment loss to average net assets	(3.68	)%(f)	(3.27)%	(1.85)%	(1.64)%		(1.70)%		(0.97)%
Ratio of expenses to average net assets	5.39	%(f)	5.25%	4.05%	3.58%		3.86%		4.02%
Fund portfolio turnover rate	11	%(f)	55%	28%	22%		23%		34%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$15.14		$13.92	$14.18	$13.05		$10.34		$9.30
Income from investing operations
Net investment loss (c)	(0.15)		(0.23)	(0.09)	(0.07	)(d)	(0.02	)(d)	(0.02	)(d)
Net realized and unrealized gain (loss) on securities	1.16		1.49	(0.15)	1.37	(d)	2.99	(d)	1.06	(d)
Total from investment operations	1.01		1.26	(0.24)	1.30		2.97		1.04
Less distributions
From net capital gain	-		(0.04)	(0.02)	(0.17)		(0.26)		-
Total distributions	-		(0.04)	(0.02)	(0.17)		(0.26)		-
Redemption fees (b)(c)	-		-	-	-	(d)	-	(d)	-	(d)
Net asset value, end of period	$16.15		$15.14	$13.92	$14.18		$13.05		$10.34
Total Investment Return (a)	6.67	%(e)	9.08%	(1.68)%	9.94%		28.72%		11.18%
Ratios/Supplemental Data
Net assets, end of period (000's)	$7,403		$6,953	$6,587	$6,892		$5,453		$3,973
Ratio of net investment loss to average net assets
With expense reductions	(1.88	)%(f)	(1.60)%	(0.64)%	(0.55)%		(0.17)%		(0.18)%
Without expense reductions	(2.62	)%(f)	(2.35)%	(1.39)%	(1.30)%		(1.72)%		(1.91)%
Ratio of expenses to average net assets
With expense reductions	3.77	%(f)	3.85%	2.72%	2.64%		2.47%		2.61%
Without expense reductions	4.52	%(f)	4.60%	3.47%	3.39%		4.02%		4.34%
Fund portfolio turnover rate	0	%(f)	0%	7%	3%		24%		9%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$13.01		$12.06	$12.39	$11.50		$9.20		$8.34
Income from investing operations
Net investment loss (c)	(0.18)		(0.28)	(0.17)	(0.15	)(d)	(0.10	)(d)	(0.09	)(d)
Net realized and unrealized gain (loss) on securities	1.00		1.27	(0.14)	1.21	(d)	2.66	(d)	0.95	(d)
Total from investment operations	0.82		0.99	(0.31)	1.06		2.56		0.86
Less distributions
From net capital gain	-		(0.04)	(0.02)	(0.17)		(0.26)		-
Total distributions	-		(0.04)	(0.02)	(0.17)		(0.26)		-
Redemption fees (c)	-	(b)	- (b)	- (b)	-	(b,d)	-	(d)	-	(b,d)
Net asset value, end of period	$13.83		$13.01	$12.06	$12.39		$11.50		$9.20
Total Investment Return	6.30	%(e)	8.24%	(2.48)%	9.18%		27.83%		10.31%
Ratios/Supplemental Data
Net assets, end of period (000's)	$635		$837	$1,160	$1,167		$816		$578
Ratio of net investment loss to average net assets
With expense reductions	(2.61	)%(f)	(2.34)%	(1.41)%	(1.29)%		(0.92)%		(1.01)%
Without expense reductions	(3.36	)%(f)	(3.09)%	(2.16)%	(2.03)%		(2.47)%		(2.74)%
Ratio of expenses to average net assets
With expense reductions	4.50	%(f)	4.59%	3.50%	3.38%		3.22%		3.43%
Without expense reductions	5.24	%(f)	5.34%	4.25%	4.13%		4.77%		5.15%
Fund portfolio turnover rate	0	%(f)	0%	7%	3%		24%		9%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$11.78		$10.28	$13.46	$15.25		$11.47		$10.88
Income from investing operations
Net investment loss (c)	(0.23)		(0.40)	(0.31)	(0.35	)(d)	(0.39	)(d)	(0.33	)(d)
Net realized and unrealized gain (loss) on securities	(0.16)		1.90	(2.87)	(1.44	)(d)	4.17	(d)	0.92	(d)
Total from investment operations	(0.39)		1.50	(3.18)	(1.79)		3.78		0.59
Redemption fees (c)	-	(b)	- (b)	- (b)	-	(b,d)	-	(d)	-	(b,d)
Net asset value, end of period	$11.39		$11.78	$10.28	$13.46		$15.25		$11.47
Total Investment Return (a)	(3.31	)%(e)	14.59%	(23.63)%	(11.74)%		32.96%		5.42%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,450		$5,728	$4,875	$5,981		$6,058		$4,500
Ratio of net investment loss to average net assets	(4.05	)%(f)	(3.80)%	(2.48)%	(2.46)%		(2.88)%		(3.01)%
Ratio of expenses to average net assets	4.84	%(f)	4.74%	3.68%	3.42%		3.69%		4.19%
Fund portfolio turnover rate	17	%(f)	13%	25%	22%		15%		24%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$10.42		$9.16	$12.09	$13.80		$10.46		$10.00
Income from investing operations
Net investment loss (c)	(0.24)		(0.42)	(0.37)	(0.42	)(d)	(0.45	)(d)	(0.38	)(d)
Net realized and unrealized gain (loss) on securities	(0.14)		1.68	(2.56)	(1.29	)(d)	3.79	(d)	0.84	(d)
Total from investment operations	(0.38)		1.26	(2.93)	(1.71)		3.34		0.46
Redemption fees (c)	-	(b)	- (b)	- (b)	-	(b,d)	-	(d)	-	(b,d)
Net asset value, end of period	$10.04		$10.42	$9.16	$12.09		$13.80		$10.46
Total Investment Return	(3.65	)%(e)	13.76%	(24.23)%	(12.39)%		31.93%		4.60%
Ratios/Supplemental Data
Net assets, end of period (000's)	$354		$366	$661	$891		$1,204		$854
Ratio of net investment loss to average net assets	(4.80	)%(f)	(4.56)%	(3.26)%	(3.22)%		(3.61)%		(3.77)%
Ratio of expenses to average net assets	5.59	%(f)	5.54%	4.46%	4.17%		4.42%		4.95%
Fund portfolio turnover rate	17	%(f)	13%	25%	22%		15%		24%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$27.23		$24.72	$44.51	$61.41		$38.50		$34.42
Income from investing operations
Net investment loss (c)	(0.49)		(0.92)	(1.06)	(1.11	)(d)	(0.99	)(d)	(0.76	)(d)
Net realized and unrealized gain (loss) on securities	(0.95)		7.66	(12.25)	(12.20	)(d)	23.87	(d)	4.79	(d)
Total from investment operations	(1.44)		6.74	(13.31)	(13.31)		22.88		4.03
Less distributions
From net capital gain	-		(4.24)	(6.50)	(3.62)		-		-
Total distributions	-		(4.24)	(6.50)	(3.62)		-		-
Redemption fees (c)	0.01		0.01	0.02	0.03	(d)	0.03	(d)	0.05	(d)
Net asset value, end of period	$25.80		$27.23	$24.72	$44.51		$61.41		$38.50
Total Investment Return (a)	(5.25	)%(e)	27.08%	(30.31)%	(21.60)%		59.51%		11.85%
Ratios/Supplemental Data
Net assets, end of period (000's)	$22,109		$26,420	$33,942	$122,642		$199,163		$85,607
Ratio of net investment loss to average net assets	(3.77	)%(f)	(3.74)%	(2.64)%	(1.72)%		(1.93)%		(2.06)%
Ratio of expenses to average net assets	4.06	%(f)	4.19%	3.03%	2.19%		2.31%		2.71%
Fund portfolio turnover rate	5	%(f)	11%	7%	16%		9%		12%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$19.79		$19.01	$36.59	$51.70		$32.65		$29.41
Income from investing operations
Net investment loss (c)	(0.43)		(0.85)	(1.11)	(1.29	)(d)	(1.16	)(d)	(0.88	)(d)
Net realized and unrealized gain (loss) on securities	(0.69)		5.87	(9.99)	(10.23	)(d)	20.19	(d)	4.08	(d)
Total from investment operations	(1.12)		5.02	(11.10)	(11.52)		19.03		3.20
Less distributions
From net capital gain	-		(4.24)	(6.50)	(3.62)		-		-
Total distributions	-		(4.24)	(6.50)	(3.62)		-		-
Redemption fees (c)	0.01		- (b)	0.02	0.03	(d)	0.02	(d)	0.04	(d)
Net asset value, end of period	$18.68		$19.79	$19.01	$36.59		$51.70		$32.65
Total Investment Return	(5.61	)%(e)	26.12%	(30.83)%	(22.19)%		58.35%		11.02%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,962		$3,596	$5,180	$10,498		$14,646		$6,912
Ratio of net investment loss to average net assets	(4.52	)%(f)	(4.51)%	(3.45)%	(2.47)%		(2.69)%		(2.80)%
Ratio of expenses to average net assets	4.81	%(f)	4.95%	3.88%	2.95%		3.08%		3.45%
Fund portfolio turnover rate	5	%(f)	11%	7%	16%		9%		12%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment loss, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the six months ended		For the year ended December 31,
	June 30, 2017		2016	2015	2014		2013		2012
Per Share Operating Performance
Net asset value, beginning of period	$35.05		$30.87	$53.06	$72.10		$45.13		$39.15
Income from investing operations
Net investment loss (c)	(0.59)		(1.08)	(1.20)	(1.15	)(d)	(1.32	)(d)	(0.85	)(d)
Net realized and unrealized gain (loss) on securities	(1.23)		9.49	(14.52)	(14.30	)(d)	28.27	(d)	6.76	(d)
Total from investment operations	(1.82)		8.41	(15.72)	(15.45)		26.95		5.91
Less distributions
From net capital gain	-		(4.24)	(6.50)	(3.62)		-		-
Total distributions	-		(4.24)	(6.50)	(3.62)		-		-
Redemption fees (c)	0.01		0.01	0.03	0.03	(d)	0.02	(d)	0.07	(d)
Net asset value, end of period	$33.24		$35.05	$30.87	$53.06		$72.10		$45.13
Total Investment Return	(5.16	)%(e)	27.10%	(29.94)%	(21.36)%		59.76%		15.27%
Ratios/Supplemental Data
Net assets, end of period (000's)	$7		$8	$155	$1,402		$380		$7
Ratio of net investment loss to average net assets	(3.55	)%(f)	(3.57)%	(2.55)%	(1.54)%		(1.93)%		(2.02)%
Ratio of expenses to average net assets	3.84	%(f)	3.93%	2.86%	2.03%		2.06%		2.63%
Fund portfolio turnover rate	5	%(f)	11%	7%	16%		9%		12%

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2012 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940 ("the 40 Act"), as amended. The Company currently offers five Funds: Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund also offers Class I shares. Each Class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other Class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. For securities that mature in 60 days or less, the Funds may utilize the amortized cost method of valuation if it is reasonable to conclude it approximates fair value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors (the "Board") using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; and/or (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors, including examining the source and nature of the quotations, to validate that the quotations and prices are representative of fair value.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

The following is a summary of the inputs used to value each Fund's investment securities as of June 30, 2017.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Consumer Discretionary	$867,730	$751,238	$1,558,170	$1,869,843	$5,413,550
Consumer Staples	1,224,605	220,140	1,408,549	145,776	1,721,256
Energy	472,630	273,485	121,095	506,130	4,319,257
Financials	888,035	699,473	1,385,927	459,328	2,035,580
Health Care	840,135	408,087	332,709	186,116	-
Industrials	1,139,368	822,649	1,459,867	2,304,884	11,734,569
Information Technology	958,580	746,546	1,761,947	209,988	-
Materials	428,215	-	2,499	117,553	-
Telecommunication Services	494,340	89,320	-	-	-
Utilities	694,855	-	-	-	-
Preferred Stock
Financials	726,281	103,550	-	-	-
Level 1 Total	8,734,774	4,114,488	8,030,763	5,799,618	25,224,212
Level 2 - Other significant observable inputs
Corporate Bond
Consumer Discretionary	1,181,892	106,875	-	-	-
Consumer Staples	152,864	-	-	-	-
Energy	619,332	627,093	-	-	-
Financials	2,689,512	302,545	-	-	-
Health Care	252,494	100,160	-	-	-
Industrials	1,256,262	-	-	-	-
Information Technology	717,240	194,538	-	-	-
Materials	222,215	105,875	-	-	-
Utilities	101,000	-	-	-	-
Real Estate	729,389	113,388	-	-	-
Level 2 Total	7,922,200	1,550,474	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-
Total Investments	$16,656,974	$5,664,962	$8,030,763	$5,799,618	$25,224,212

Equity securities (common and preferred stock) that are actively traded and market priced are typically classified as Level 1 securities. Fixed income securities are typically classified as Level 2 securities. The Funds had no Level 3 holdings during the period ended June 30, 2017. In addition, the Funds are required to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. The Investment Manager has evaluated the Funds' positions for the period ended June 30, 2017, and determined that, for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents. For cash management purposes, each Fund may concentrate cash with the Fund's custodian, United Missouri Bank, n.a. ("UMB"). This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized or accreted using the effective interest method.

D. Dividends and Distributions to Shareholders. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board determines the amount and timing of such payments.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

E. Federal Income Tax. The Funds intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2016 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2013, 2014, 2015 and 2016 are still subject to examination by major federal jurisdictions. Tax years 2012, 2013, 2014, 2015, and 2016 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

At December 31, 2016, components of distributable earnings on a tax basis were as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed long-term gains	$-	$31,224	$12,358	$-	$1,077,138
Capital loss carry forward*	(285,340)	-	-	(640,167)	-
Net unrealized appreciation on investments	2,245,700	266,862	3,181,968	1,208,402	6,033,171
Accumulated earnings	$1,960,360	$298,086	$3,194,326	$568,235	$7,110,309

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses incurred for the period subsequent to October 31, 2016 through the year end December 31, 2016) as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a capital loss realized prior to 2011 forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the most recent fiscal year, the following capital losses carried forward have been utilized:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carryforward utilized	$126,786	$-	$-	$15,195	$-

* As of December 31, 2016, the following Funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2017	2018	Total
Income and Equity Fund	$285,340	$-	$285,340
Mid Cap Value Fund	640,167	-	640,167

During the year ended December 31, 2016, the Mid Cap Value Fund had a capital loss carryforward in the amount of $527,469 that expired.

The Regulated Investment Company Modernization Act of 2010 (the "Act") changed various technical rules governing the tax treatment of regulated investment companies ("RICs") including the Funds. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning in 2011 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

During the most recent fiscal year, the following capital losses carried forward under the provisions of the Act were utilized:

	Loss Carryforward Utilized
	Short Term	Long Term
Mid Cap Value Fund	$63,496	$46,499

No losses will be carried forward under the provisions of the Act.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities. Net assets and net asset value per share are not affected by these reclassifications.

For the year ended December 31, 2016, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Undistributed Net Realized Gain (Loss) on Security Transactions
Balanced Fund	$173,862	$(173,862)	$-
Large Cap Value Fund	126,115	(126,115)	-
Mid Cap Value Fund	219,294	(746,763)	527,469
Small Cap Value Fund	1,191,012	(1,080,017)	(110,995)

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes and the expiration of capital loss carryforwards, as well as differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

H. Accounting Method Change. On December 31, 2015, the Funds elected to change their method of determining net investment income (loss) per share to the average shares method, which determines the net investment income (loss) per share by dividing the net investment income (loss) by the average number of shares outstanding during the year. In prior years the net investment income (loss) per share was determined using the SEC method, which compares ending undistributed income (loss) per share to the beginning undistributed income (loss) per share, adjusted for distributions paid per share. The new method of accounting was adopted as a result of management's determination that the average shares method produced a result that was more reflective of the actual net investment income (loss) on a per share basis during each of the years. The financial highlights for each of the years presented have been adjusted to apply this new method retrospectively. The following financial statement line items for the years 2012-2014 were affected by this change in accounting principle.

Financial Highlights
Income and Equity Fund (Class A)	2014	2013	2012
As Computed Under SEC Method
Net investment income	0.21	0.10	0.15
Net realized and unrealized gain	0.52	1.28	0.48
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.22	0.14	0.15
Net realized and unrealized gain	0.51	1.24	0.48
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment income	0.01	0.04	0.00
Net realized and unrealized gain (loss)	(0.01)	(0.04)	0.00
Redemption Fees	0.00	0.00	0.00

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

Income and Equity Fund (Class C)	2014	2013	2012
As Computed Under SEC Method
Net investment income (loss)	0.14	0.06	(0.01)
Net realized and unrealized gain	0.47	1.18	0.55
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.13	0.05	0.08
Net realized and unrealized gain (loss)	0.48	1.19	0.46
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment income (loss)	(0.01)	(0.01)	0.09
Net realized and unrealized gain (loss)	0.01	0.01	(0.09)
Redemption Fees	0.00	0.00	0.00
Balanced Fund (Class A)
As Computed Under SEC Method
Net investment income (loss)	(0.16)	(0.18)	(0.03)
Net realized and unrealized gain (loss)	(1.15)	4.21	1.34
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment income (loss)	(0.14)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	(1.17)	4.17	1.35
Redemption Fees	0.00	0.01	0.00
Effect of Change
Net investment income (loss)	0.02	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.02)	(0.04)	0.01
Redemption Fees	0.00	0.01	0.00
Balanced Fund (Class C)
As Computed Under SEC Method
Net investment loss	(0.40)	(0.54)	(0.39)
Net realized and unrealized gain (loss)	(0.91)	4.16	1.51
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.24)	(0.25)	(0.13)
Net realized and unrealized gain (loss)	(1.07)	3.87	1.25
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment income	0.16	0.29	0.26
Net realized and unrealized loss	(0.16)	(0.29)	(0.26)
Redemption Fees	0.00	0.00	0.00
Large Cap Value Fund (Class A)
As Computed Under SEC Method
Net investment income	0.02	0.03	0.04
Net realized and unrealized gain	1.28	2.94	1.00
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain	1.37	2.99	1.06
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment loss	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain	0.09	0.05	0.06
Redemption Fees	0.00	0.00	0.00
Large Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	0.68	0.32	(0.69)
Net realized and unrealized gain	0.38	2.24	1.55
Redemption Fees	0.00	0.00	0.00

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

	2014	2013	2012
As Computed Under Average Shares Method
Net investment loss	(0.15)	(0.10)	(0.09)
Net realized and unrealized gain	1.21	2.66	0.95
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment income (loss)	(0.83)	(0.42)	0.60
Net realized and unrealized gain (loss)	0.83	0.42	(0.60)
Redemption Fees	0.00	0.00	0.00
Mid Cap Value Fund (Class A)
As Computed Under SEC Method
Net investment loss	(0.11)	(0.36)	(0.25)
Net realized and unrealized gain (loss)	(1.68)	4.14	0.84
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.35)	(0.39)	(0.33)
Net realized and unrealized gain (loss)	(1.44)	4.17	0.92
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment loss	(0.24)	(0.03)	(0.08)
Net realized and unrealized gain	0.24	0.03	0.08
Redemption Fees	0.00	0.00	0.00
Mid Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	(2.95)	0.48	(3.40)
Net realized and unrealized gain	1.24	2.86	3.86
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.42)	(0.45)	(0.38)
Net realized and unrealized gain (loss)	(1.29)	3.79	0.84
Redemption Fees	0.00	0.00	0.00
Effect of Change
Net investment income (loss)	2.53	(0.93)	3.02
Net realized and unrealized gain (loss)	(2.53)	0.93	(3.02)
Redemption Fees	0.00	0.00	0.00
Small Cap Value Fund (Class A)
As Computed Under SEC Method
Net investment income (loss)	(2.29)	1.44	(1.70)
Net realized and unrealized gain (loss)	(10.99)	21.47	5.78
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(1.11)	(0.99)	(0.76)
Net realized and unrealized gain (loss)	(12.20)	23.87	4.79
Redemption Fees	0.03	0.03	0.05
Effect of Change
Net investment income (loss)	1.18	(2.43)	0.94
Net realized and unrealized gain (loss)	(1.21)	2.40	(0.99)
Redemption Fees	0.03	0.03	0.05
Small Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	(1.15)	3.10	(2.53)
Net realized and unrealized gain (loss)	(10.34)	15.95	5.77
Redemption Fees	0.00	0.00	0.00

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

	2014	2013	2012
As Computed Under Average Shares Method
Net investment loss	(1.29)	(1.16)	(0.88)
Net realized and unrealized gain (loss)	(10.23)	20.19	4.08
Redemption Fees	0.03	0.02	0.04
Effect of Change
Net investment income (loss)	(0.14)	(4.26)	1.65
Net realized and unrealized gain (loss)	0.11	4.24	(1.69)
Redemption Fees	0.03	0.02	0.04
Small Cap Value Fund (Class I)
As Computed Under SEC Method
Net investment income (loss)	9.85	431.95	(120.29)
Net realized and unrealized gain (loss)	(25.27)	(404.98)	126.27
Redemption Fees	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(1.15)	(1.32)	(0.85)
Net realized and unrealized gain (loss)	(14.30)	28.27	6.76
Redemption Fees	0.03	0.02	0.07
Effect of Change
Net investment income (loss)	(11.00)	(433.27)	119.44
Net realized and unrealized gain (loss)	10.97	433.25	(119.51)
Redemption Fees	0.03	0.02	0.07

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

Pursuant to the Expense Limitation Agreements, providing for the waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived for the period ended June 30, 2017.

Management Fees Waived
Income and Equity Fund	$64,815
Large Cap Value Fund	29,631

The Investment Manager does not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the period ended June 30, 2017, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company and a wholly-owned subsidiary of the Investment Manager, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board has approved procedures for

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Income and Equity Fund	$113	$-	$491
Balanced Fund	123	194	(511)
Large Cap Value Fund	850	1,755	(22)
Mid Cap Value Fund	442	181	(280)
Small Cap Value Fund	502	439	1,035

The Company has also entered into separate agreements with Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company and a wholly-owned subsidiary of the Investment Manager, that provide for transfer agent fees at a rate of $21 per year per open account and $3.50 per year per closed account, with a minimum charge of $1,800 per month per class for each Fund; fund accounting fees equal to the greater of $1,500 or three basis points for the first hundred million in net assets and one basis point on the balance of net assets for each Fund per month; and annual administrative agent fees of five basis points of average daily net assets of each Fund subject to a maximum annual fee of $50,000 per Fund. The fee is computed and payable monthly. The Company reimburses the Investment Manager for monthly expenses related to the Company's Compliance Program.

On the Statement of Assets and Liabilities, "Accounts payable to related parties" consists of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class A shares. The Company has also adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class C shares and a distribution fee in an amount up to 0.75% per annum of each Fund's average daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the period ended June 30, 2017, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Income and Equity Fund	$18,644	$12,063	$30,707
Balanced Fund	5,265	7,738	13,003
Large Cap Value Fund	8,922	3,831	12,753
Mid Cap Value Fund	6,935	1,775	8,710
Small Cap Value Fund	30,184	16,155	46,339

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2017. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Period ended June 30, 2017		As of June 30, 2017
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income and Equity Fund	$1,842,132	$1,944,734	$14,577,134	$2,274,114	$194,274	$2,079,840
Balanced Fund	311,878	832,624	5,316,828	861,006	512,872	348,134
Large Cap Value Fund	-	257,198	4,322,777	3,707,986	-	3,707,986
Mid Cap Value Fund	505,743	771,960	4,568,816	2,084,772	853,970	1,230,802
Small Cap Value Fund	708,469	4,421,606	22,480,385	12,093,970	9,350,143	2,743,827

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2017 and 2016 was as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Period ended June 30, 2017
Distributions paid from:
Ordinary Income	$16,228	$-	$-	$-	$-
Total Distributions	$16,228	$-	$-	$-	$-
Year ended December 31, 2016
Distributions paid from:
Ordinary Income	$23,421	$-	$-	$-	$-
Long-Term Capital Gain	-	225,253	23,059	-	4,266,366
Return of Capital	11,626	-	-	-	-
Total Distributions	$35,047	$225,253	$23,059	$-	$4,266,366

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through Jun 30, 2017, and through year end 2016, are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Six months ended June 30, 2017			Year ended December 31, 2016
	Class A	Class C	Class I	Class A	Class C	Class I
Income and Equity Fund	$3	$1	N/A	$6,856	$1,503	N/A
Balanced Fund	43	27	N/A	330	173	N/A
Large Cap Value Fund	250	26	N/A	348	58	N/A
Mid Cap Value Fund	46	3	N/A	258	29	N/A
Small Cap Value Fund	9,773	1,293	$3	5,429	866	$26

	Six months ended June 30, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares sold	81,739	$1,019,025	370,091	$4,478,478
Reinvestment of distributions	1,156	14,381	2,551	31,280
	82,895	1,033,406	372,642	4,509,758
Shares repurchased	(107,927)	(1,346,017)	(174,172)	(2,090,689)
Net increase (decrease)	(25,032)	$(312,611)	198,470	$2,419,069
Class C
Shares sold	336	$4,001	10,277	$121,016
Reinvestment of distributions	-	-	-	-
	336	4,001	10,277	121,016
Shares repurchased	(15,587)	(185,183)	(51,170)	(594,050)
Net decrease	(15,251)	$(181,182)	(40,893)	$(473,034)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

	Six months ended June 30, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares sold	5,968	$69,363	64,938	$747,487
Reinvestment of distributions	-	-	12,295	140,652
	5,968	69,363	77,233	888,139
Shares repurchased	(22,391)	(258,724)	(44,591)	(508,739)
Net increase (decrease)	(16,423)	$(189,361)	32,642	$379,400
Class C
Shares sold	6,785	$69,683	10,017	$101,917
Reinvestment of distributions	-	-	6,690	67,504
	6,785	69,683	16,707	169,421
Shares repurchased	(32,340)	(330,812)	(99,644)	(1,015,203)
Net decrease	(25,555)	$(261,129)	(82,937)	$(845,782)
	Six months ended June 30, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares sold	17,802	$284,391	47,998	$697,236
Reinvestment of distributions	-	-	1,244	19,074
	17,802	284,391	49,242	716,310
Shares repurchased	(18,676)	(294,966)	(63,389)	(879,751)
Net decrease	(874)	$(10,575)	(14,147)	$(163,441)
Class C
Shares sold	347	$4,726	3,237	$40,230
Reinvestment of distributions	-	-	134	1,761
	347	4,726	3,371	41,991
Shares repurchased	(18,771)	(255,387)	(35,298)	(436,904)
Net decrease	(18,424)	$(250,661)	(31,927)	$(394,913)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

	Six months ended June 30, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares sold	11,160	$128,925	53,336	$562,552
Reinvestment of distributions	-	-	-	-
	11,160	128,925	53,336	562,552
Shares repurchased	(19,128)	(219,241)	(41,408)	(452,469)
Net increase (decrease)	(7,968)	$(90,316)	11,928	$110,083
Class C
Shares sold	108	$1,103	1,236	$11,542
Reinvestment of distributions	-	-	-	-
	108	1,103	1,236	11,542
Shares repurchased	-	-	(38,319)	(355,718)
Net increase (decrease)	108	$1,103	(37,083)	$(344,176)
	Six months ended June 30, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares sold	54,978	$1,518,019	68,311	$1,671,143
Reinvestment of distributions	-	-	121,832	3,362,552
	54,978	1,518,019	190,143	5,033,695
Shares repurchased	(168,089)	(4,362,010)	(592,790)	(14,443,161)
Net decrease	(113,111)	$(2,843,991)	(402,647)	$(9,409,466)
Class C
Shares sold	180	$4,795	1,745	$34,046
Reinvestment of distributions	-	-	29,196	585,677
	180	4,795	30,941	619,723
Shares repurchased	(23,272)	(431,855)	(121,755)	(2,351,201)
Net decrease	(23,092)	$(427,060)	(90,814)	$(1,731,478)
Class I
Shares sold	-	$3	-	$26
Reinvestment of distributions	-	-	24	840
	-	3	24	866
Shares repurchased	-	-	(4,824)	(176,717)
Net increase (decrease)	-	$3	(4,800)	$(175,851)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB, on an unsecured basis, at 2.75% over the Federal Funds rate. As of June 30, 2017, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $134,409, $1,917, $45,619, $43,160 and $406,602, respectively, and were paying interest at 3.79% per annum on their outstanding borrowings. For the period ended June 30, 2017, the Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had a daily average borrowing of $16,714, $18,885, $45,742, $29,482 and $299,890, respectively, with a weighted average interest rate of 3.79%, 3.35%, 3.45%, 3.47% and 3.49% per annum, respectively. No compensating balances were required.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (73)	Director	1992	Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Pte. Ltd. (mobile game developer); Chairman and CEO, AdLib Mediation, Inc. (mobile advertising); and formerly Executive Vice President, MGT Capital Investments (mobile game developer) (2013); and CEO, Digital Angel, Inc. (communications equipment distributor) (2012-2013)	Digital Angel, Inc.
Peter C. Hoffman (66)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None
Gerald E. Miller (87)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None
Louise K. Taylor, PhD (70)	Director	1992	Assistant Executive Director, Employers Association of California; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Director2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
George A. Henning (70)*	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 5 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (39)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (64)	Vice President and Chief Compliance Officer	2001	Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; and formerly Treasurer (2001-2014).
Araceli Olea (44)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (43)	Treasurer	2014	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; and formerly Assistant Treasurer (2005-2014).

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on the director's affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Barbara A. Kelley, Vice President
Catherine L. Henning, Vice President and Secretary
Araceli Olea, Assistant Secretary
Jingjing Yan, Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.	Code of Ethics
Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert
Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services
Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants
Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders
No material changes have been made.

Item 11.	Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3) Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 1, 2017

By:	/s/ Jingjing Yan
Jingjing Yan
Chief Financial Officer

Date:	September 1, 2017